                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JDN REALTY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             JDN REALTY CORPORATION

                            359 EAST PACES FERRY ROAD
                                    SUITE 400
                             ATLANTA, GEORGIA 30305

                                                                  April 20, 1999

TO THE SHAREHOLDERS OF
JDN REALTY CORPORATION:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of JDN Realty Corporation, to be held on Wednesday, May 19, 1999, at 9:00 a.m. (Atlanta Time) at the Grand Hyatt Atlanta, Atlanta, Georgia 30305.

         Please read the enclosed Annual Report to Shareholders and Proxy Statement for the 1999 Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

                                      Sincerely,



                                      /s/ J. Donald Nichols
                                      ------------------------------------------
                                      J. Donald Nichols
                                      Chairman and Chief Executive Officer

                                    IMPORTANT

                 COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.

                             JDN REALTY CORPORATION

                            359 EAST PACES FERRY ROAD
                                    SUITE 400
                             ATLANTA, GEORGIA 30305

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 1999

                                 ---------------

TO THE SHAREHOLDERS OF
JDN REALTY CORPORATION:

         The Annual Meeting of Shareholders of JDN Realty Corporation will be held on Wednesday, May 19, 1999, at 9:00 a.m. (Atlanta Time) at the Grand Hyatt Atlanta, Atlanta, Georgia 30305, for the following purposes:

         (1)      The election of two nominees as Class II Directors;

         (2) The approval of the amendment and restatement of the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan;

         (3) The approval of the amendment and restatement of the JDN Realty Corporation 1995 Employee Stock Purchase Plan;

         (4)      The adoption of the JDN Realty Corporation Long-Term Incentive
                  Plan;

         (5) The approval of the amendment to increase the number of shares reserved for issuance under the JDN Realty Corporation 1993 Incentive Stock Plan;

         (6) The ratification of the appointment of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the Company's 1999 fiscal year; and

         (7) The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 18, 1999, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                      By order of the Board of Directors,

                                      /s/ William J. Kerley
                                      ------------------------------------------
                                      William J. Kerley
                                      Corporate Secretary

Atlanta, Georgia
April 20, 1999

                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE FURNISHED FOR THAT PURPOSE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                             JDN REALTY CORPORATION

                            359 EAST PACES FERRY ROAD
                                    SUITE 400
                             ATLANTA, GEORGIA 30305


                                 ---------------

                                 PROXY STATEMENT

                                 --------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of JDN Realty Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Grand Hyatt Atlanta, Atlanta, Georgia 30305, on May 19, 1999, at 9:00 a.m. (Atlanta Time), or at any adjournment thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders of the Company on or about April 20, 1999.

         If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the shareholder, and if no instructions are given, will be voted in the following manner:

         (1)      FOR the election of two nominees as Class II Directors;

         (2) FOR the approval of the amendment and restatement of the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan (the "Director Plan");

         (3) FOR the approval of the amendment and restatement of the JDN Realty Corporation 1995 Employee Stock Purchase Plan (the "ESPP");

         (4) FOR the adoption of the JDN Realty Corporation Long-Term Incentive Plan (the "LTIP");

         (5) FOR the approval of the amendment to increase the number of shares reserved for issuance under the JDN Realty Corporation 1993 Incentive Stock Plan (the "Incentive Plan");

         (6) FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the Company's 1999 fiscal year; and

         (7) In accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Annual Meeting.

         The persons named as proxies on the enclosed form of proxy were selected by the Board of Directors. Shareholders who sign proxies have the right to revoke them at any time before they are voted by notifying the Company in writing prior to the date of the Annual Meeting or by voting by ballot at the Annual Meeting.

         The Board of Directors has fixed the close of business on March 18, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on the record date, the Company had authorized 150,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), of which 33,231,247 shares were outstanding and entitled to vote. The Common Stock is the Company's only outstanding class of voting securities entitled to be voted at the Annual Meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

INTRODUCTION

         The Amended and Restated Bylaws of the Company (the "Bylaws") provide that the Board of Directors is to be comprised of no less than three and no more than nine Directors, as determined within that range by the Board of Directors. On February 27, 1998, the Board of Directors increased the size of the Board of Directors from six to seven members and named William G. Byrnes as a Class I Director to fill the vacancy created by the increase. Effective March 31, 1999, Robert P. Corker, Jr. resigned his position as a Class I Director, thereby creating a vacancy on the Board of Directors that has not yet been filled.

         The Bylaws provide that the Board of Directors is to be divided into three classes of as nearly equal size as possible. The current Board of Directors has been divided into three classes of two Directors each. The Board of Directors nominates and shareholders vote on one class of Directors at each year's annual meeting of shareholders. The terms of the Company's current Class II Directors, Elizabeth L. Nichols and Haywood D. Cochrane, Jr., expire at the Annual Meeting.

         The Board of Directors has nominated Ms. Nichols and Mr. Cochrane for election at the Annual Meeting as Class II Directors to serve until the annual meeting of shareholders in 2002 and until their successors have been elected and qualified. Ms. Nichols and Mr. Cochrane have consented to be candidates and to serve as Directors if elected.

         Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby for the individuals nominated by the Board of Directors. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee that the current Board of Directors selects.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

CLASS II NOMINEES

NAME                                    AGE                  BUSINESS EXPERIENCE                   DIRECTOR SINCE
----                                    ---                  -------------------                   --------------
Elizabeth L. Nichols                     45     President,  JDN Realty Corporation  (December      December 1993
                                                1993  -  Present);  Director,  Ruby  Tuesday,
                                                Inc. (Present)

Haywood D. Cochrane, Jr.                 50     President   and  Chief   Executive   Officer,      December 1993
                                                Meridian    Corporate    Healthcare,     Inc.
                                                (February  1997 - Present);  Chief  Financial
                                                Officer,    Laboratory   Corp.   of   America
                                                Holdings,  Inc.  (April 1995 - October 1996);
                                                National  Health  Laboratories,   Inc.  (June
                                                1994  -   April   1995);   President,   Chief
                                                Executive   Officer  and   Director,   Allied
                                                Clinical  Laboratories,  Inc.  (1989  -  June
                                                1994)

REQUIRED VOTE

         In accordance with the Bylaws, the election of the Class II nominees named above requires the affirmative vote of a majority of all the votes cast (in person or by proxy) at a meeting of shareholders at which a quorum is present. The Company's Charter does not provide for cumulative voting and, accordingly, the holders of Common Stock do not have cumulative voting rights with respect to the election of Directors. Consequently, each shareholder may cast only one vote per share for each of the nominees.

CONTINUING DIRECTORS

         The persons named below will continue to serve as Directors until the annual meeting of shareholders in the years indicated and until their successors are elected and qualified. Shareholders are not voting on the election of the Class III and the Class I Directors. The following table shows the names, ages and business experience during the past five years (including all positions held with the Company) of each continuing Director, and the month and year in which each was first elected to the Board of Directors. Mr. Nichols and Ms. Nichols are husband and wife.

NAME                                    AGE                  BUSINESS EXPERIENCE                   DIRECTOR SINCE
----                                    ---                  -------------------                   --------------
CLASS III DIRECTORS (2000)

J. Donald Nichols                        58      Chairman  of the  Board  and  Chief  Executive     December 1993
                                                 Officer,  JDN  Realty  Corporation   (December
                                                 1993 - Present)

Craig Macnab                             43      President,  Tandem  Capital  (1997 - Present);     December 1993
                                                 General  Partner,  MacNiel  Advisors  (1993  -
                                                 1996);  Director,   Environmental   Tectonics,
                                                 Teltronics,  Smart Choice Automotive Group and
                                                 Clinicor (Present)

CLASS I DIRECTORS (2001)

William B. Greene                        61      Chairman  of the  Board,  Bank  of  Tennessee,    December 1993
                                                 BancTenn  Corporation,  Carter County  Bancorp
                                                 and Carter County Bank (1964 - Present)

William G. Byrnes                        48      Distinguished  Teaching  Professor of Finance,    February 1998
                                                 McDonough   School  of  Business,   Georgetown
                                                 University,  Washington,  D.C.  (August 1998 -
                                                 Present);  Managing  Director,  BT Alex. Brown
                                                 Incorporated    (1981   -   February    1998);
                                                 Director,  Meditrust  Operating Company (April
                                                 1998 - Present);  Director,  Security  Capital
                                                 Preferred  Growth  Incorporated  (June  1998 -
                                                 Present)

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During 1998, the Board of Directors held four meetings and took various actions by written consent. All Directors attended at least 75% of the meetings of the Board of Directors and its committees held while they were Directors. The Board of Directors has established the standing committees described below.

         The Executive Committee acts on behalf of the Board of Directors on certain matters concerning the management and conduct of the business and affairs of the Company other than those matters that cannot by law be delegated by the Board of Directors. The Executive Committee is currently comprised of Messrs. Nichols, Byrnes and Macnab and Ms. Nichols. The Executive Committee held no meetings during 1998, instead taking various actions by unanimous written consent.

         The Audit Committee selects and engages on behalf of the Company, subject to shareholder ratification, and fixes the compensation of, a firm of certified public accountants whose responsibility it is to audit the financial statements of the Company and its subsidiaries for the fiscal year in which they are appointed, and to report its findings to the Audit Committee. The Audit Committee confers with the auditors and determines the scope of the auditing of the financial statements of the Company and its subsidiaries. The Audit Committee is also responsible for determining that the business practices and conduct of employees and other representatives of the Company and its subsidiaries comply with the Company's policies and procedures. None of the members of the Audit Committee may be officers or employees of the Company. The Audit Committee is currently comprised of Messrs. Cochrane and Macnab. Mr. Greene served as a member of the Audit Committee until the Board's meeting in May 1998. Mr. Corker served as a member of the Audit Committee from the Board's meeting in May 1998 until his resignation from the Board of Directors effective March 31, 1999. The Audit Committee held one meeting during 1998.

         The Compensation Committee is responsible for establishing a general compensation policy for the Company and has the responsibility for the approval of increases in Director fees and in salaries paid to officers and senior employees earning an annual base salary in excess of $150,000. The Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including any stock option plans, bonus plans, retirement plans, stock purchase plans and medical, dental and insurance plans. In connection therewith, the Compensation Committee determines, subject to the provisions of the Company's plans, the persons eligible to participate in any of the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee is currently comprised of Messrs. Greene and Byrnes. Mr. Macnab served as a member of the Compensation Committee until the Board's meeting in May 1998. The Compensation Committee held no meetings during 1998, instead taking various actions by unanimous written consent.

         The Board of Directors has no standing nominating committee.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or any committee of the Board of Directors. Directors who are not employees of the Company or its affiliates are paid annual compensation as provided below. All Directors receive reimbursement for any reasonable expenses incurred in attending Board of Directors or committee meetings.

         The Director Plan, as amended and restated in the manner described under Proposal 2, provides that Directors who are not employees of the Company or its affiliates will automatically receive options to purchase 15,000 shares of Common Stock on January 1 of each year at an exercise price equal to the fair market value of the Common Stock on the date of grant. The options (one-third of which may be exercised starting six months from the date of grant, an additional one-third starting 18 months from the date of grant and an additional one-third starting 30 months from the date of grant) expire ten years after the date of grant. The Director Plan further provides that Directors who are not employees of the Company will automatically receive $10,000 in aggregate value of Common Stock (each a "Stock Award") on the first day of each calendar quarter. Pursuant to the terms of the Director Plan, shares of Common Stock received by Directors pursuant to a Stock Award are not transferable for a period of six months after the award is made.

         The following table sets forth the number of shares of Common Stock underlying options that have been granted and the Stock Awards that have been made to non-employee Directors pursuant to the Director Plan as of March 24, 1999:

                                   NUMBER OF SHARES         STOCK AWARDS
                NAME              UNDERLYING OPTIONS   (NUMBER OF SHARES)(1)
-----------------------------     ------------------   ---------------------
William G. Byrnes                      15,000(2)              464
Haywood D. Cochrane, Jr.               37,500(3)              464
Robert P. Corker, Jr.                  24,000(4)              464
William B. Greene                      37,500(3)              464
Craig Macnab                           34,500(5)              464
                                      -------               -----
         Total                        148,500               2,320
                                      =======               =====

-------------
(1)      Represents Stock Awards made on January 1, 1999.
(2) Represents options to purchase 15,000 shares of Common Stock at $21.56 per share.
(3) Represents options to purchase 4,500 shares of Common Stock at $14.67 per share, 4,500 shares of Common Stock at $13.33 per share, 4,500 shares of Common Stock at $14.92 per share, 4,500 shares of Common Stock at $18.42 per share, 4,500 shares of Common Stock at $21.58 per share and 15,000 shares of Common Stock at $21.56 per share.
(4) Represents options to purchase 4,500 shares of Common Stock at $18.42 per share, 4,500 shares of Common Stock at $21.58 per share and 15,000 shares of Common Stock at $21.56 per share. Mr. Corker resigned from the Board of Directors effective March 31, 1999.
(5) Represents options to purchase 4,500 shares of Common Stock at $14.67 per share, 1,500 shares of Common Stock at $13.33 per share, 4,500 shares of Common Stock at $14.92 per share, 4,500 shares of Common Stock at $18.42 per share, 4,500 shares of Common Stock at $21.58 per share and 15,000 shares of Common Stock at $21.56 per share.

         -----------------------------------------------------------------------

                  ALL SHARES OF COMMON STOCK AND OPTIONS TO ACQUIRE SHARES OF COMMON STOCK (AND RELATED PER SHARE AMOUNTS) ARE PRESENTED THROUGHOUT THIS PROXY STATEMENT AS ADJUSTED TO REFLECT THE COMPANY'S THREE-FOR-TWO STOCK SPLIT EFFECTED IN THE FORM OF A STOCK DIVIDEND ON JUNE 30, 1998.

         -----------------------------------------------------------------------

              PROPOSAL 2: APPROVAL OF THE AMENDMENT AND RESTATEMENT
                          OF THE JDN REALTY CORPORATION
                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         The Board of Directors has adopted an amendment and restatement of the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan (the "Director Plan"). The following is a brief description of the material terms of the Director Plan and the proposed amendment. This description is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached hereto as Appendix A.

SUMMARY OF CHANGES

         The amendment to the Director Plan is in the form of a complete restatement of the Director Plan. The amendment (i) eliminates the requirement that shareholders approve certain types of amendments to the Director Plan, (ii) provides that the term of the Director Plan will continue indefinitely unless terminated by the Board of Directors, (iii) provides for automatic grants of Stock Awards, (iv) modifies the automatic grant and exercise periods for stock options (collectively, Stock Awards and option grants made pursuant to the Director Plan are referred to as "Awards"), (v) allows the transfer of options in limited circumstances, and (vi) eliminates the requirement that a non-employee Director agree to continue in service in order to receive an Award.

REASONS FOR CHANGES

         Shareholder Approval Requirements. Shareholder approval was, and continues to be, required for amendments to the Director Plan that increase the number of shares of Common Stock reserved for issuance under the Director Plan. Prior to the amendment, shareholder approval was also required for amendments that could materially increase benefits accruing under Awards pursuant to the Director Plan. In many situations, the broad definition of "materially" would necessitate approval for purely administrative amendments. The Board of Directors believes that the cost and time required to obtain shareholder approval in many instances far outweigh any value shareholders may derive from reviewing such amendments. The current restrictions preserve shareholder rights to review amendments on matters that are of the most significance to shareholders. These changes are possible because Rule 16b-3 ("Rule 16b-3"), as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") has been revised to eliminate shareholder approval as a requirement. The shareholder approval provisions in the amended Director Plan are consistent with the requirements of the New York Stock Exchange.

         Term of Plan. Prior to the amendment, the Board of Directors could terminate the Director Plan at any time and the Director Plan would automatically terminate ten years after the Company's initial public offering. There is no legal requirement for the ten-year expiration provision. Rather than stating a specific termination date, the Director Plan as amended will continue unless it is terminated by the Board of Directors. The prior practice of terminating an option plan and establishing a new plan every ten years would create administrative complexities and does not protect any significant shareholder interest. Accordingly, the Board of Directors believes that this change is an important enhancement to the administration of the Director Plan.

         Stock Awards. The amendment provides for Stock Awards to be made automatically at the beginning of each calendar quarter in lieu of quarterly cash compensation paid to non-employee Directors for services to the Company. Under the terms of the amendment, each non-employee Director is awarded a number of whole shares of Common Stock with a fair market value of $10,000 on the date of the award. Common Stock received pursuant to Stock Awards is not transferable for a period of six months after the award is made.

         Stock Awards are a substitute for the cash compensation that was previously paid to non-employee Directors for service to the Company. Prior to the amendment, Directors who were not employees of the Company were paid annual compensation of $12,000, a meeting fee of $1,000 for each Board of Directors or committee meeting attended and the option awards described below. The

Board of Directors believes that Stock Awards are preferable to paying cash compensation in that they enable the Company both to attract and retain qualified non-employee Directors by fairly compensating them for their services and to align the interests of these Directors with those of shareholders.

         Modified Option Grant and Exercise Periods. Prior to the amendment, the Director Plan provided an automatic grant of options to each non-employee Director on each January 1 to purchase 4,500 shares of Common Stock. Options became exercisable in one-third increments over a three-year period beginning two years after the date of grant. As amended, the Director Plan provides an automatic option grant to each non-employee Director on each January 1 to purchase 15,000 shares of Common Stock. These options are exercisable in one-third increments six months, 18 months and 30 months after the date of grant. The Board of Directors believes that the increased number of options is desirable in order to attract and retain qualified non-employee Directors. The modified exercise periods are designed to permit non-employee Directors to exercise their options sooner, further aligning the interests of these Directors with those of shareholders.

         Option Transfer Restrictions. Prior to the amendment, a recipient of options under the Director Plan was not permitted to transfer options at any time prior to death. The Director Plan retains this transfer restriction as a general rule, but allows for transfers of options in individual situations as provided in the agreements between the Company and each non-employee Director. This flexibility on transfers is possible as a result of the amendments to Rule 16b-3 described above. The Board of Directors believes that there are relatively few situations in which option transfers should be permitted, but has adopted this change to provide option recipients with flexibility in financial, estate and tax planning.

         Elimination of Agreements to Continue in Service. Prior to the amendment, the Director Plan required that each non-employee Director, in order to receive an option, agree to remain in the service of the Company for a period of at least one year. The amendment eliminates this feature because the Board of Directors has determined that such agreements are unnecessary and duplicative of the service requirements inherent in the mandatory option vesting schedule.

GENERAL DESCRIPTION OF THE DIRECTOR PLAN, AS AMENDED

         The purposes of the Director Plan are to provide performance incentives to non-employee Directors, encourage Common Stock ownership by non-employee Directors, maintain the Company's ability to attract and retain the services of experienced and highly qualified non-employee Directors and enhance long-term shareholder value by more closely aligning the interests of non-employee Directors with those of the Company and its shareholders.

         Each Director who is not an employee of the Company or its affiliates receives an automatic grant of options on each January 1 to purchase 15,000 shares of Common Stock which is exercisable in one-third increments six months, 18 months and 30 months after the date of grant. These options expire ten years after the date of grant, unless canceled sooner as a result of termination of service or death. In addition, each non-employee Director receives a Stock Award at the beginning of each calendar quarter that is calculated as the number of whole shares of Common Stock with a fair market value of $10,000 on the date of the award. The Common Stock received pursuant to Stock Awards may not be transferred for a period of six months after the award is made. As of April 1, 1999 there were four non-employee Directors who were eligible to participate in the Director Plan.

         As of March 24, 1999, there were options outstanding to purchase 148,500 shares of Common Stock under the Director Plan. The exercise price for these options is the fair market value of the Company's Common Stock on the date of grant. As of March 24, 1999, 2,320 shares of Common Stock had been issued as Stock Awards under the Director Plan. Based on the closing sale price of the Common Stock on March 24, 1999, the aggregate market value of the 148,500 shares of Common Stock underlying outstanding options granted pursuant to the Director Plan was approximately $2,942,156 and the aggregate market value of the 2,320 shares of Common Stock issued as Stock Awards was approximately $45,966.

         Once an option becomes exercisable, the option holder may purchase shares of Common Stock from the Company by paying the exercise price in cash, shares of Common Stock or other consideration acceptable to the Board of Directors. Subject to limitations on "golden parachute" payments described in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), options become fully vested upon the occurrence of a merger or certain other corporate events in which the control of the Company is changed.

         The following table sets forth information regarding Awards which would be received, assuming five non-employee Directors participating under the Director Plan in 1999, if the proposed amendment and restatement of the Director Plan is approved:

                                NEW PLAN BENEFITS
                                  DIRECTOR PLAN

                                                                                     PROJECTED           NUMBER OF
                                                                                  NUMBER OF SHARES         SHARES
                                                                                     GRANTED AS          UNDERLYING
                                                              DOLLAR VALUE             STOCK               STOCK
    NAME AND POSITION (1)                                   OF STOCK AWARDS           AWARDS(2)           OPTIONS
------------------------------                             -------------------    -----------------    ---------------
Non-Employee Director Group (5 persons)                         $200,000               10,095              75,000

---------------
(1) Neither the Named Executive Officers nor any other employees is eligible to participate in the Director Plan.
(2) The number of shares represented by the Stock Awards is based on the closing sale price of the Common Stock on the New York Stock Exchange on March 24, 1999, which was $19.8125 per share.

FEDERAL INCOME TAX CONSEQUENCES

         Generally, an individual will not recognize any income, and the Company will not be entitled to any deduction, upon the grant of Awards under the Director Plan. Upon the exercise of an option under the Director Plan, the individual will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock above the exercise price of the option on the date of exercise. The Company will then be entitled to a tax deduction in an amount equal to the ordinary income recognized by the individual. The individual will have a tax basis in the Common Stock equal to the fair market value of the Common Stock at the time of exercise. Any additional gain or loss realized by the individual on disposition of the Common Stock will be capital gain or loss to the individual and will not result in any additional tax deduction to the Company. Reduced capital gains rates apply if the Common Stock is held for at least twelve months after exercise. For options exercised after December 31, 2000, a further capital gains rate reduction will apply if the Common Stock has been held for at least five years.

         With respect to Stock Awards, an individual will recognize ordinary income on the fair market value of the Common Stock on the date of vesting. An individual may, however, within 30 days of the date of the Stock Award, make an election under Section 83(b) of the Code to be taxed on the fair market value of the Common Stock on the date of grant. In either case, the Company is generally entitled to deduct the amount recognized by the individual for tax purposes. The individual is subject to capital gains treatment on the subsequent sale of the Common Stock acquired through a Stock Award. For this purpose, the individual's basis in the Common Stock is his or her fair market value at the time of vesting (or transfer, if an election under Section 83(b) is made).

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The Company has previously registered the shares of Common Stock authorized for issuance under the Director Plan in a Registration Statement on Form S-8 filed with the SEC.

REQUIRED VOTE

         Approval of the proposed amendment and restatement of the Director Plan requires the affirmative vote of a majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
         THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE JDN REALTY
            CORPORATION 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

              PROPOSAL 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT
                          OF THE JDN REALTY CORPORATION
                        1995 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has adopted an amendment and restatement of the JDN Realty Corporation 1995 Employee Stock Purchase Plan (the "ESPP"). The following is a brief description of the material terms of the ESPP and the proposed amendment. This description is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached hereto as Appendix B.

SUMMARY OF CHANGES

         The amendment to the ESPP is in the form of a complete restatement of the ESPP. The amendment (i) permits the Company to designate which of its subsidiaries may participate in the ESPP and (ii) eliminates the requirement that shareholders approve certain types of amendments to the ESPP.

REASONS FOR CHANGES

         Participating Employer Procedure. Prior to the amendment, employees of all corporations in a parent or subsidiary relationship with the Company were automatically eligible to participate in the ESPP. A subsidiary is a corporation in which the Company owns at least 50% of the voting stock. A parent is a corporation that owns at least 50% of the voting stock of the Company. The amendment provides that employees of a parent or subsidiary may participate in the ESPP only if the Compensation Committee of the Board of Directors designates the corporation as a participating parent or subsidiary. While the Board of Directors believes that encouraging Common Stock ownership through the ESPP is desirable, the Board of Directors also believes it is in the best interest of the Company and its shareholders to preserve flexibility in this regard.

         Shareholder Approval Requirements. Shareholder approval was, and continues to be, required for amendments to the ESPP that increase the number of shares of Common Stock reserved for issuance under the ESPP, change the class of employees eligible to participate in the ESPP or reduce the Issue Price (as defined in the ESPP) per share. Prior to the amendment, shareholder approval was also required for amendments that could materially increase benefits accruing under awards pursuant to the ESPP. In many situations, the broad definition of "materially" would necessitate approval for purely administrative amendments. The Board of Directors believes that the cost and time required to obtain shareholder approval in many instances far outweigh any value shareholders may derive from reviewing such amendments. The current restrictions preserve shareholder rights to review amendments on matters that are of the most significance to shareholders. These changes are possible because Rule 16b-3 has been revised to eliminate shareholder approval as a requirement. The shareholder approval provisions in the amended ESPP are consistent with the requirements of the New York Stock Exchange and the requirements under Section 423 of the Code that apply to the ESPP (as discussed below).

GENERAL DESCRIPTION OF THE ESPP, AS AMENDED

         The purpose of the ESPP is to provide an opportunity for employees of the Company and its designated subsidiaries to share in the growth and prosperity of the Company by acquiring a proprietary interest in the Company through the acquisition of Common Stock. The Board of Directors intends for the ESPP to qualify as an employee stock purchase plan under Section 423 of the Code.

         On March 1 of each year (the "Grant Date"), each eligible employee is granted an option to purchase shares of Common Stock on the last day of February in the following year (the "Exercise Date"). The purchase price of the Common Stock under the option is 85% of the fair market value of the Common Stock on either the Grant Date or the Exercise Date, whichever is lower. This right to purchase Common Stock is limited to the lesser of (i) the number of shares that may be purchased with 10% of the eligible employee's compensation during the year or (ii) $25,000 per calendar year, based on the fair market value of the Common Stock on the Grant Date. In order to exercise the option granted under the ESPP, an employee must authorize the Company to deduct a portion of the employee's regular pay for the purchase of Common Stock. On each Exercise Date, the funds deducted are used to purchase shares of Common Stock for each participating employee. Options that are not exercised by participating employees terminate on the Exercise Date.

         The Compensation Committee of the Board of Directors administers the ESPP. No member of the Compensation Committee is eligible to participate in the ESPP. As of March 24, 1999, a total of 5,161 shares of Common Stock had been issued under the ESPP. Based on the closing sale price of the Common Stock on March 24, 1999, the aggregate market value of the 5,161 shares of Common Stock issued under the ESPP was approximately $102,252.

         All employees of the Company and its designated subsidiaries are eligible to participate in the ESPP beginning on the first day of the Plan Year (as defined in the ESPP) following the commencement of employment, except: (i) employees who are regularly scheduled to work less than 20 hours per week; (ii) employees who are regularly scheduled to work fewer than five months during the year; or (iii) employees who own 5% or more of the voting power or the value of all classes of the Company's capital stock. As of March 24, 1999, approximately 53 employees of the Company were eligible to participate in the ESPP.

         In general, an employee's right to participate in the ESPP expires immediately upon termination of employment. At that time, all payroll amounts that have been withheld and have not been used to purchase Common Stock are refunded to the employee without interest. If termination is due to death, disability or retirement, however, the employee (or the personal representative of his or her estate) may elect for amounts previously withheld to be used to purchase Common Stock at the next Exercise Date.

FEDERAL INCOME TAX CONSEQUENCES

         Generally, neither the grant nor the exercise of the options under the ESPP results in taxable income to a participating employee or a tax deduction for the Company if the Common Stock purchased under the ESPP is held for at least two years after the Grant Date and one year after the Exercise Date. If the employee sells the Common Stock after satisfying this holding period, the employee will recognize ordinary income equal to the fair market value of the Common Stock at the time of sale, or, if less, the fair market value at the Grant Date, minus the price paid to purchase the Common Stock. Any additional gain or loss realized by the employee on the disposition of Common Stock will be subject to capital gains tax treatment. The employee's tax basis for calculating capital gains will consist of the purchase price paid to acquire the Common Stock plus the amount of ordinary income recognized on the disposition.

         Disposition of the Common Stock before the holding periods described above are satisfied is a "disqualifying disposition" and causes recognition of ordinary income on the difference between the price paid to acquire the Common Stock and its fair market value at the time of purchase. The employee's basis in the Common Stock after a disqualifying disposition is its fair market value at the time of exercise. The employee will also be subject to tax on capital gain, if any, upon the sale of the Common Stock on the amount realized in excess of the basis. Generally, the Company is entitled to a tax deduction only upon the occurrence of a disqualifying disposition for the amount of ordinary income recognized by the employee.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The Company has previously registered the shares of Common Stock authorized for issuance under the ESPP in a Registration Statement on Form S-8 filed with the SEC.

REQUIRED VOTE

         Approval of the proposed amendment and restatement of the ESPP requires the affirmative vote of a majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
         THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE JDN REALTY
                 CORPORATION 1995 EMPLOYEE STOCK PURCHASE PLAN.

               PROPOSAL 4: ADOPTION OF THE JDN REALTY CORPORATION
                            LONG-TERM INCENTIVE PLAN

         The Board of Directors has approved the adoption of the JDN Realty Corporation Long-Term Incentive Plan (the "LTIP"). The following is a brief description of the material terms of the LTIP. This description is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached hereto as Appendix C.

         The Board of Directors is seeking shareholder approval of the LTIP in order that compensation attributable to equity-based awards under the LTIP will qualify as "performance-based compensation," which preserves the deductibility of such awards under Section 162(m) of the Code ("Section 162(m)"). Section 162(m) establishes a limit of $1 million per year for the deduction allowed for federal income tax purposes for compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of a public company (the "Deduction Limit"). The Deduction Limit, which became effective in 1994, applies to compensation which does not qualify for any of the limited number of exceptions provided for under Section 162(m). The Deduction Limit does not apply to compensation paid under a plan that meets certain requirements for performance-based compensation. It is the Company's intent to generally structure awards granted under the LTIP to satisfy the requirements for the performance-based compensation exception to the Deduction Limit and, therefore, to preserve the full deductibility of all compensation paid under the LTIP to the extent practicable.

GENERAL DESCRIPTION OF THE LTIP

         The primary purpose of the LTIP is to further the long-term stability and financial success of the Company by establishing a performance-based compensation program that provides meaningful economic incentives to attract and retain key employees and encourage their outstanding performance, thereby aligning the economic interests of such key employees with those of shareholders.

         The LTIP is comprised of the following components: (a) annual cash incentives ("Incentive Payments"), (b) performance share grants ("Performance Shares") and (c) options to purchase shares of Common Stock from the Company ("Stock Options") (collectively, the Incentive Payments, the Performance Shares and the Stock Options are referred to as "LTIP Awards").

         Incentive Payments. The Compensation Committee may make LTIP Awards in the form of cash bonuses, including cash bonuses referenced in employment agreements, and determine when and to whom such Incentive Payments will be made. The amount of the Incentive Payments may be stated as a fixed amount or as an objective formula for computing the amount of compensation payable if the performance goal is obtained. A formula for computing compensation may be expressed as a percentage of base compensation or on any other basis that yields a determinable amount of compensation. The maximum annual Incentive Payment that any eligible employee may receive pursuant to the LTIP is $1 million.

         Performance Shares. The Compensation Committee may make an LTIP Award in the form of Performance Shares, which are shares of the Company's Common Stock that are subject to a substantial risk of forfeiture but become vested upon satisfaction of the criteria stated in the LTIP Award. The Compensation Committee will determine when and to whom such grants will be made, the number of shares to be awarded, the date or dates upon which Performance Shares will vest, the time or times within which such Performance Shares may be subject to forfeiture, and all other terms and conditions of such Performance Shares. The Performance Shares are issued as "restricted stock" under the Incentive Plan.

         Stock Options. The Compensation Committee may make an LTIP Award in the form of Stock Options, which are options to purchase shares of Common Stock from the Company at a price set forth in the LTIP Award. The Compensation Committee will determine when and to whom such grants will be made, the number of Stock Options to be awarded, the date or dates upon which Stock Options will vest and all other terms and conditions of such Stock Options. The Stock Options will be issued pursuant to the Incentive Plan.

         Performance Goals for LTIP Awards. Objective performance goals will be determined by the Compensation Committee from time to time in its sole discretion. A performance goal can be based on the performance of an individual, a business unit of the Company, or the Company as a whole. The goals may be based on increases in performance over a prior period, but may also be based on maintaining status quo or limiting losses or decreases in performance, as is appropriate in view of the business conditions of the Company, its industry or the market in which its securities are traded at the time of the LTIP Award. Performance goals may be based on one or more of the criteria specified below, or on a combination thereof:

                  (a) Targeted levels of "funds from operations" per share of Common Stock ("FFO"). The performance goal may be stated as the attainment of a specified amount of FFO for a period or as a percentage change in FFO from a prior period.

                  (b) Targeted levels of total return to shareholders. Total return to shareholders is determined by the amount of distributions paid during a period to shareholders, plus an increase in the market value of the Common Stock. The performance goal may be expressed as the attainment of a specified total return amount for a period or as a percentage change in the total return from a prior period.

                  (c) Targeted levels of market value of the Common Stock. The performance goal may be stated as the attainment of a specified market value during a specified period or as a percentage change in market value from a prior period.

                  (d) Targeted levels of distributions. The performance goal may be stated as the attainment of a specified rate of distributions during a specified period or as a percentage or dollar amount change in distributions from a prior period.

         Payment of LTIP Awards. Payment of Incentive Payments will occur if the performance goals specified in the LTIP Award have been satisfied. The Compensation Committee may condition vesting or the timing of vesting of Performance Shares and Stock Options on the attainment of the performance goals specified in the LTIP Award. Awards of Performance Shares and Stock Options will be subject to forfeiture or termination prior to the attainment of performance goals based on predetermined events specified in the LTIP Awards. Payment or vesting under an LTIP Award will not occur until the Compensation Committee has certified in writing that the performance goals have been achieved. Such certification is not required, however, if the performance goal is based solely on the increase in the market value of the Common Stock for a specified period. Subject to the conditions of the LTIP, cash compensation amounts that become payable after attainment of performance goals will be paid at the time specified in an LTIP Award or, if no time is specified, as soon as administratively feasible after attainment of the performance goals. No more than an aggregate of 500,000 shares of Common Stock, in the form of Performance Shares or shares underlying Stock Options, may be awarded under the LTIP to an eligible employee during a calendar year.

         Shareholder Approval Requirements. Shareholder approval is required for amendments to the LTIP that modify the material terms of the performance goals specified above.

ADMINISTRATION

         The Compensation Committee is authorized to administer the LTIP and to grant LTIP Awards to key employees of the Company. The Compensation Committee will determine which individuals are to receive LTIP Awards, the type of LTIP Award to be granted and any applicable vesting schedules for the Performance Shares and the Stock Options. These and other terms will be established by the Committee in writing (i) within 90 days of the beginning of the period upon which performance will be measured, and (ii) prior to the lapse of 25% of such performance period. Four executive officers of the Company have been selected by the Compensation Committee to participate in the LTIP in 1999. See "Compensation Committee Report on Executive Compensation."

         The terms of LTIP Awards are subject to the discretion of the Compensation Committee and, therefore, the dollar value of LTIP Awards cannot be determined prior to the date the award is made. Management believes that it is in the Company's best interest to provide the Compensation Committee with the flexibility under appropriate circumstances to grant LTIP Awards.

FEDERAL INCOME TAX CONSEQUENCES

         Generally, an individual will not recognize any income, and the Company will not be entitled to any deduction, upon the grant of LTIP Awards. Otherwise, the tax consequences will vary, depending upon the type of LTIP Award.

         For Performance Shares, an individual will recognize ordinary income on the fair market value of the Common Stock represented by the LTIP Award on the date of vesting. An individual may, however, within 30 days of the date of the LTIP Award, make an election under Section 83(b) of the Code to be taxed on the fair market value of the Common Stock on the date the award is made. In either case, the Company is generally entitled to deduct the amount recognized by the individual for tax purposes. The individual is also subject to capital gains treatment on the subsequent sale of the Common Stock acquired through the LTIP Award. For this purpose, the basis in the Common Stock is its fair market value at the time of vesting (or transfer, if an election under Section 83(b) is made). Any additional gain or loss realized by the individual on disposition of the Common Stock will not result in any additional tax deduction to the Company. For Performance Shares acquired after December 31, 2000, a capital gains rate reduction will apply if the Common Stock has been held for at least five years.

         For a discussion of the federal income tax consequences relating to the Stock Options, see the discussion under "Proposal 5: Approval of the Amendment of the JDN Realty Corporation 1993 Incentive Stock Plan" entitled "Federal Income Tax Consequences."

         For Incentive Payments, an individual will recognize compensation income at the time the performance criteria stated in the LTIP Award are satisfied and the Company makes Incentive Payments to the individual. The Company will be entitled to an income tax deduction to the extent of the income recognized by the individual.

         While the LTIP is designed to comply with Section 162(m), any portion of an LTIP Award that does not qualify as performance-based compensation under
Section 162(m) may not be deductible to the extent that compensation paid to an individual exceeds the Deduction Limit.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The Company has previously registered the shares of Common Stock authorized for issuance under the LTIP (pursuant to the Incentive Plan) in a Registration Statement on Form S-8.

REQUIRED VOTE

         Approval of the adoption of the LTIP requires the affirmative vote of a majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                  SHAREHOLDERS VOTE FOR THE ADOPTION OF THE JDN
                  REALTY CORPORATION LONG-TERM INCENTIVE PLAN.

                      PROPOSAL 5: APPROVAL OF THE AMENDMENT
                          OF THE JDN REALTY CORPORATION
                            1993 INCENTIVE STOCK PLAN

         The Board of Directors has adopted an amendment to the JDN Realty Corporation 1993 Incentive Stock Plan (the "Incentive Plan") to increase the number of shares reserved for issuance under the Incentive Plan from 3,623,698 shares to 3,988,043 shares. The following is a brief description of the material terms of the Incentive Plan and the proposed amendment. This description is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Appendix D.

SUMMARY OF CHANGE

         The amendment to the Incentive Plan increases the number of shares reserved for issuance under the Incentive Plan from 3,623,698 shares (approximately 10.9% of the outstanding Common Stock as of March 31, 1999) to 3,988,043 shares (approximately 12.0% of the outstanding Common Stock as of March 31, 1999).

GENERAL DESCRIPTION OF THE INCENTIVE PLAN

         The purpose of the Incentive Plan is to provide a performance incentive and to encourage Common Stock ownership by officers, directors, consultants and advisors of the Company and its affiliates. The Compensation Committee is authorized to administer the Incentive Plan and to grant awards to Company employees and to certain others who provide significant services to the Company. The Incentive Plan provides for the award of "incentive stock options" ("ISOs") described in Section 422 of the Code, non-qualified stock options, which are not qualified as ISOs under the Code ("NQSOs"), shares of Common Stock subject to restrictions on transferability prior to vesting ("Restricted Stock") and stock appreciation rights ("SARs") (collectively, "Incentive Award" or "Incentive Awards"). ISOs may be granted only to employees of the Company and its subsidiaries.

         The Compensation Committee determines which individuals are to receive Incentive Awards under the Incentive Plan, the type of award to be granted and the exercise prices and vesting dates of each Incentive Award. The exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% for individuals who own more than 10% of the total outstanding Common Stock). These and other terms are set forth in a written agreement between the Company and the individual receiving the Incentive Award. The aggregate fair market value of Common Stock with regard to which ISOs are exercisable by an individual for the first time during any calendar year may not exceed $100,000. No award will be exercisable after the expiration of ten years from the date it is granted (five years for ISOs granted to individuals who own more than 10% of the total outstanding shares of Common Stock).

         Once an option has become exercisable, the individual may purchase shares of Common Stock from the Company by paying the exercise price in cash, shares of Common Stock or in other consideration acceptable to the Compensation Committee. Subject to limitations on "golden parachute" payments described in Sections 280G and 4999 of the Code, Incentive Awards become fully vested upon the occurrence of a merger or certain other corporate events in which the control of the Company is changed. The amount of any Incentive Award under the Incentive Plan is subject to the discretion of the Compensation Committee and, therefore, cannot be determined in advance. Management believes that it is in the Company's best interest to provide the Company's Compensation Committee with the flexibility under appropriate circumstances to award additional stock options, Restricted Stock and/or SARs under the Incentive Plan.

         As of March 31, 1999, 2,674,970 shares, or approximately 8.0% of the number of outstanding shares of Common Stock as of that date, were subject to outstanding options which have been granted under the Incentive Plan. Based upon the closing sale price on March 31, 1999 of $19.875 per share of Common Stock as reported on the New York Stock Exchange, the aggregate market value of the shares underlying the options granted under the Incentive Plan was approximately $53,165,029. As of March 31, 1999, 24 employees of the Company and JDN Development Company,

Inc. ("JDN Development"), excluding executive officers, had received options to purchase an aggregate of 213,000 shares of Common Stock and nine executive officers had received options to purchase an aggregate of 2,553,470 shares of Common Stock under the Incentive Plan. No Director of the Company has received any Incentive Awards pursuant to the Incentive Plan.

         Shareholder approval is required for amendments to the Incentive Plan that (i) increase the aggregate number of shares of Common Stock that may be issued under ISOs or change the employees (or class of employees) eligible to receive ISOs, (ii) change the number of shares of Common Stock in the aggregate that may be issued pursuant to Incentive Awards or the maximum number of shares with respect to which any individual may receive options in any calendar year except as otherwise provided in the Incentive Plan, and (iii) increase the period during which Incentive Awards may be granted or exercised.

FEDERAL INCOME TAX CONSEQUENCES

         Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an ISO, NQSO, Restricted Stock, or SAR under the Incentive Plan. Otherwise, the tax consequences to the Company and to individuals receiving Incentive Awards will vary with the type of Incentive Award.

         An individual who exercises an ISO will not recognize income on its exercise if he or she does not sell the shares of Common Stock acquired thereby for at least two years after the date of grant and one year after exercising the ISO. Any gain or loss on the sale of the Common Stock after these statutory holding periods will be subject to capital gains treatment. The exercise price of the ISO is the basis for purposes of determining capital gains. An individual who disposes of the Common Stock before the statutory holding periods are satisfied will have engaged in a "disqualifying disposition" and will recognize ordinary compensation income on the difference between the exercise price of the ISO and the fair market value of the Common Stock at the time the ISO was exercised. The individual's basis in the Common Stock after a disqualifying disposition is its fair market value at the time of exercise. The individual will also be subject to tax on capital gain, if any, upon the sale of the Common Stock on the amount realized in excess of the basis. Reduced capital gains rates apply for Common Stock that is acquired after December 31, 2000, if the shares are held for at least five years.

         Generally, the Company is not entitled to a tax deduction upon the grant of an option or the exercise of an ISO. However, if the individual engaged in a disqualifying disposition, the Company may take a tax deduction for the amount of ordinary income recognized by the individual.

         Upon exercise of a NQSO, the individual recognizes ordinary income on the difference between the fair market value of the Common Stock and the exercise price paid under the NQSO. Upon exercise of a SAR, the individual recognizes ordinary income on the value of the SAR realized on exercise. Unless an individual makes an election under Section 83(b) of the Code to be taxed at the time of grant, he or she will recognize ordinary income on the fair market value of the Common Stock at the time shares of Restricted Stock become vested. In all such cases, the Company is generally entitled to deduct the amount recognized by the individual for tax purposes. The individual is also subject to capital gains treatment on the subsequent sale of any Common Stock acquired through an Incentive Award. For this purpose, the individual's basis in the Common Stock is its fair market value at the time the NQSO is exercised or the Restricted Stock becomes vested (or transferred, if an election under Section 83(b) is made). Reduced capital gains rates apply for Common Stock that is acquired after December 31, 2000, if the shares are held for at least five years.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The Company intends to register additional shares of Common Stock authorized for issuance under the Incentive Plan in a Registration Statement on Form S-8 as soon as practicable after approval of the amendment of the Incentive Plan by the shareholders of the Company.

REQUIRED VOTE

         Approval of the proposed amendment of the Incentive Plan requires the affirmative vote of a majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                   THE AMENDMENT OF THE JDN REALTY CORPORATION
                           1993 INCENTIVE STOCK PLAN.

               PROPOSAL 6: RATIFICATION OF APPOINTMENT OF AUDITORS

         The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the Company's 1999 fiscal year, subject to ratification by shareholders. Ernst & Young LLP has served as the independent auditors of the Company since the Company's formation in December 1993. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the Company's 1999 fiscal year requires the affirmative vote of a majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting. If the appointment is not ratified, the matter will be referred to the Audit Committee for further review.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
              RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information with respect to ownership of Common Stock as of March 24, 1999 by (i) each person known by the Company, based solely on a review of electronic filings made with the SEC, to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's Directors and nominees for Director, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all Directors and executive officers of the Company as a group. Unless otherwise indicated, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned.

NAME OF                                                   AMOUNT AND NATURE OF           PERCENT OF COMMON STOCK
BENEFICIAL OWNER                                          BENEFICIAL OWNERSHIP           BENEFICIALLY OWNED (1)
----------------                                          --------------------           ----------------------
J. Donald Nichols .................................             2,077,634(2)                       6.0%
     JDN Realty Corporation
     3814 Cleghorn Avenue
     Nashville, Tennessee  37215

Nike Securities L.P................................             1,717,578                          5.2%
     First Trust Advisors L.P.
     Nike Securities Corporation
     1001 Warrenville Road
     Lisle, Illinois  60532

Elizabeth L. Nichols...............................               678,386(3)                       2.0%

William J. Kerley..................................               228,118(4)                       *

C. Sheldon Whittelsey, IV..........................                87,336(5)                       *

Jeb L. Hughes......................................               117,081(6)                       *

William G. Byrnes..................................                18,333                          *

Haywood D. Cochrane, Jr............................                18,464(7)                       *

Robert P. Corker, Jr...............................                 3,464(8)                       *

William B. Greene..................................                15,464(9)(10)                   *

Craig Macnab.......................................                13,964(11)                      *

All Executive Officers and Directors
as a Group (14 persons)............................             3,413,296                          9.7%

---------------
*        Represents less than 1% of the outstanding shares of Common Stock.

(1) Pursuant to the rules of the SEC, shares of Common Stock which beneficial owners set forth in this table have a right to acquire within 60 days of the date indicated are deemed to be outstanding for the purpose of computing the percent of Common Stock beneficially owned by that owner but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table.
(2) Includes options currently exercisable to purchase 569,049 shares at an exercise price of $14.67 per share, 267,000 shares at an exercise price of $13.50 per share (the vesting of which was accelerated to June 30, 1998, as a result of achieving a predetermined FFO per share target) and 300,000 shares at an exercise price of $20.75 per share. Mr. Nichols has disclaimed beneficial ownership of shares beneficially owned by Ms. Nichols.
(3) Includes options currently exercisable to purchase 165,209 shares at an exercise price of $14.67 per share, 75,000 shares at an exercise price of $13.50 per share (the vesting of which was accelerated to June 30, 1998, as a result of achieving a predetermined FFO per share target) and 150,000 shares at an exercise price of $20.75 per share. Ms. Nichols has disclaimed beneficial ownership of shares beneficially owned by Mr. Nichols.
(4) Includes options currently exercisable to purchase 67,962 shares at an exercise price of $14.67 per share, 33,000 shares at an exercise price of $13.50 per share (the vesting of which was accelerated to June 30, 1998, as a result of achieving a predetermined FFO per share target) and 100,000 shares at an exercise price of $20.75 per share.

(5) Includes options currently exercisable to purchase 75,000 shares at an exercise price of $20.75 per share.
(6) Includes options currently exercisable to purchase 100,000 shares at an exercise price of $20.75 per share.
(7) Includes options currently exercisable to purchase 4,500 shares at an exercise price of $14.67 per share, 4,500 shares at an exercise price of $13.33 per share, 3,000 shares at an exercise price of $14.92 per share and 1,500 shares at an exercise price of $18.42 per share.
(8) Includes options currently exercisable to purchase 1,500 shares at an exercise price of $18.42 per share. Mr. Corker resigned from the Board of Directors effective March 31, 1999.
(9) Includes options currently exercisable to purchase 4,500 shares at an exercise price of $14.67 per share, 4,500 shares at an exercise price of $13.33 per share, 3,000 shares at an exercise price of $14.92 per share and 1,500 shares at an exercise price of $18.42 per share.
(10) Includes 1,500 shares held by the William B. Greene Trust, of which Mr. Greene serves as a trustee.
(11) Includes options currently exercisable to purchase 4,500 shares at an exercise price of $14.67 per share, 1,500 shares at an exercise price of $13.33 per share, 3,000 shares at an exercise price of $14.92 per share and 1,500 shares at an exercise price of $18.42 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's Directors, executive officers and persons who own more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. These officers, Directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. There are specific dates by which these reports are to be filed and the Company is required to report in this Proxy Statement any failure to file reports as required during 1998.

         Based solely upon its review of the copies of reports furnished to the Company and written representations from certain of the Company's Directors and executive officers that no other reports were required, the Company believes that all Section 16(a) reporting and filing requirements relating to ownership of Common Stock were complied with during 1998.

                             EXECUTIVE COMPENSATION

SUMMARY ANNUAL COMPENSATION

         The following table reflects the compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1998 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                    ANNUAL COMPENSATION                    COMPENSATION AWARDS
                                                    -------------------                    -------------------
                                                                                                     Securities
                                                                                    Restricted      Underlying
                                                                                      Stock           Options
                                                       Annual     Other Annual       Awards(1)        (No. of         All Other
Name and Principal Position      Year      Salary      Bonus      Compensation    (No.of Shares)      Shares)      Compensation(2)
---------------------------      ----      ------      -----      ------------    ---------------      -------      -------------
J. Donald Nichols,               1998    $385,000     $392,000           --                --               --         $12,841
Chief Executive Officer          1997     325,000           (1)          --            22,263          450,000           5,333
                                 1996     300,000      150,000           --                --               --           4,750

Elizabeth L. Nichols,            1998     302,500      308,000           --                --               --          10,138
President                        1997     223,750           (1)          --            17,493          225,000           3,877
                                 1996     172,500      100,000           --                --               --           6,777

Jeb L. Hughes,                   1998     220,000      241,000           --                --               --           5,578
Senior Vice President of         1997     154,300           (1)          --            18,743          150,000           2,386
Development, JDN                 1996     108,600      150,000      $25,834(3)             --               --             453
Development Company, Inc.

William J. Kerley,               1998     220,000      224,000           --                --               --          10,334
Chief Financial Officer (4)      1997     170,000           (1)          --            12,722          150,000          10,058
                                 1996     140,000       75,000           --                --               --           7,416

C. Sheldon Whittelsey, IV        1998     176,000      207,200           --                --               --           6,320
Vice President,                  1997     130,000           (1)          --            13,535          112,500           2,250
Development                      1996     100,000      100,000           --                --               --           2,000

---------------
(1) Based on a deferred bonus plan adopted by the Board of Directors for 1997, the Named Executive Officer was awarded Restricted Stock in lieu of cash bonuses for 1997. The number of shares of Restricted Stock awarded represents twice the dollar amount of cash bonus deferred by the Named Executive Officer divided by the closing price of the Company's Common Stock on February 27, 1998, which was $22.18 per share. The Named Executive Officers received an aggregate of 84,486 shares of Restricted Stock (25% of which vests each February 27 beginning in 1999) with an aggregate market value as of December 31, 1998 of $1,821,518. Dividends are paid to each Named Executive Officer on his or her shares of Restricted Stock.
(2) Represents (a) contributions by the Company to its Savings and Profit Sharing Plan (a 401(k) plan) allocated to the account of the Named Executive Officer and (b) the portion of automobile lease payments made by the Company that have been allocated to non-business uses by the Named Executive Officer.
(3) Represents commissions paid to the Named Executive Officer for leasing services.
(4) Mr. Kerley has elected to participate in the ESPP, which permits eligible employees to purchase Common Stock at a discount.

STOCK OPTION AND SAR GRANTS

         The Company granted no stock options or SARs to the Named Effective Officers in 1998.

OPTION EXERCISES AND YEAR-END VALUES

         The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options during 1998 and with respect to unexercised options at December 31, 1998. No stock appreciation rights were outstanding in 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                                SHARES                       AT FISCAL YEAR-END              AT FISCAL YEAR-END(1)
                              ACQUIRED ON    VALUE      ----------------------------    -----------------------------
NAME                           EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                           --------     --------    -----------    -------------    -----------     -------------
J. Donald Nichols.........        --           --          986,049        300,000         $6,196,733       $243,750

Elizabeth L. Nichols......        --           --          315,209        150,000          1,804,325        121,875

William J. Kerley.........        --           --          150,962        100,000            775,116         81,250

Jeb L. Hughes.............        --           --           50,000        100,000             40,625         81,250

C. Sheldon
Whittelsey, IV............        --           --           37,500         75,000             30,469         60,938

---------------
(1) Based upon the closing price of the Common Stock of $21.5625 per share as reported on the New York Stock Exchange on December 31, 1998, less the exercise price of the options.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company's current employment agreements with Mr. Nichols, Ms. Nichols, and Mr. Kerley became effective on December 1, 1996. Neither Mr. Hughes nor Mr. Whittelsey has an employment contract with the Company or JDN Development. Mr. Nichols' employment agreement, pursuant to which he serves as Chairman of the Board and Chief Executive Officer of the Company, has a three-year term which is automatically renewed each year. Under his employment agreement, Mr. Nichols receives an annual base salary of $350,000, subject to cost-of-living adjustments and annual increases at the discretion of the Compensation Committee of the Board of Directors, and is entitled to participate in the Company's stock option plans and all other benefit programs generally available to executive officers of the Company. Mr. Nichols is also entitled to receive an annual bonus at the discretion of the Compensation Committee of the Board of Directors.

         If the Company terminates Mr. Nichols' employment without cause, he is entitled to receive his accrued salary, earned bonus, vested deferred compensation (other than plan benefits which will be paid in accordance with the applicable plan), and other benefits through the date of termination. In addition, Mr. Nichols will receive as severance compensation his base salary for the remaining term of his employment agreement and for a period of one year thereafter and an amount equal to his average annual bonus during the two years immediately preceding his termination. At Mr. Nichols' election, he may receive a lump sum severance amount equal to the present value of such severance payments (using a discount rate equal to the 90-day Treasury bill interest rate in effect on the date of delivery of such election notice).

         If a "change-in-control" (as defined in the employment agreement) occurs, Mr. Nichols may terminate his agreement and receive his accrued base salary and other benefits described above through the remaining term of the agreement and a period of one year thereafter, and an amount equal to his average annual bonus during the two years immediately preceding the termination. Mr. Nichols may elect to receive from the Company a lump sum severance payment (calculated as provided above). Notwithstanding the foregoing, amounts payable under the employment agreement are subject to certain "parachute payment" (as defined in the employment agreement) reductions.

         The Company may terminate Mr. Nichols' agreement for "cause," which is defined to include willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company or Mr. Nichols' willful material breach of the agreement which has resulted in material injury to the Company. In the event of Mr. Nichols' termination for cause, he shall receive all accrued salary, earned bonus compensation, vested deferred compensation (other than plan benefits which will be payable in accordance with the applicable plan), and other benefits through the date of termination, but shall receive no other severance benefits. Mr. Nichols' agreement may also be terminated if Mr. Nichols dies or becomes disabled and his disability continues for a period of 12 consecutive months. In the event of termination of the agreement because of Mr. Nichols' death or disability, Mr. Nichols (or his estate) shall receive these same payments but no additional severance benefits except that, if Mr. Nichols becomes disabled, the Company will maintain his insurance benefits for the remaining term of his agreement.

         The Company has agreed to indemnify Mr. Nichols for certain liabilities arising from actions taken within the scope of his employment. Mr. Nichols' employment agreement contains restrictive covenants pursuant to which Mr. Nichols has agreed not to compete with the Company during the period of Mr. Nichols' employment and any period following termination of his employment during which he is receiving severance payments if terminated other than for cause, and for a period of one year if terminated upon a "change in control" (as defined in the employment agreement).

         The employment agreement with Ms. Nichols, pursuant to which she serves as President of the Company, is identical to Mr. Nichols' agreement, except that Ms. Nichols' agreement provides for an annual base salary of $275,000.

         The employment agreement with Mr. Kerley, pursuant to which he serves as the Company's Chief Financial Officer, Secretary and Treasurer, is identical to Mr. Nichols' employment agreement, except that the term of Mr. Kerley's agreement is two years which is automatically renewed each year, and provides for an annual base salary of $200,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of the Board of Directors until the Board's meeting in May 1998 were Messrs. Greene and Macnab. At the Board's meeting in May 1998, Messrs. Greene and Byrnes were appointed as members of the Compensation Committee. There are no interlocks among the members of the Compensation Committee.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The following Compensation Committee Report on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE OVERVIEW

         The Compensation Committee has the responsibility for establishing and administering a general compensation policy and program for the Company. The Compensation Committee is responsible for administering all of the Company's employee benefit plans, including all stock option plans, stock purchase plans, bonus plans, retirement plans, and medical, dental and insurance plans. Subject to the provisions of these employee benefit plans, the Compensation Committee must determine the individuals eligible to participate in each of the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

         The Compensation Committee is comprised of independent Directors, neither of whom is or has been an employee of the Company. The Compensation Committee has from time to time utilized an independent compensation consultant to provide information in connection with its deliberations.

         The Compensation Committee intends for the Company's executive compensation program to attract, motivate and retain key employees of the Company, its subsidiaries and affiliated entities, and to provide for (i) base salaries competitive with those paid by comparable companies, (ii) variable annual incentives which would reflect contributions by key employees to the Company's annual performance objectives and (iii) a variable long-term incentive program utilizing equity ownership in the Company which would reflect contributions by key employees to the Company's achievement of longer-term goals.

EXECUTIVE COMPENSATION FOR 1998

         Executive compensation for the Company in 1998 was comprised of two elements: base salaries and cash bonus awards. In addition, Restricted Stock awards were granted to certain key employees under a deferred bonus plan adopted in 1998 for services performed in 1997 as described below.

         Base Salaries. The Compensation Committee approves all increases in salaries paid to officers and senior employees of the Company who earn an annual base salary in excess of a threshold amount established in the Company's Bylaws. The threshold amount established in the Company's current Bylaws is $150,000.

         Salaries paid to Mr. Nichols, Ms. Nichols and Mr. Kerley have been established pursuant to employment agreements approved by the Board of Directors, which were entered into in December 1996. Each such employment agreement provides automatic annual cost-of-living increases to base salary. Additional base salary adjustments must be determined by the Compensation Committee on an annual basis. In addition, the Company has entered into employment agreements with David L. Henzlik, Vice President, Director of Leasing, John D. Harris, Jr., Vice President, Controller and Assistant Secretary, and Leilani L. Jones, Vice President and Director of Property Management and Assistant Secretary, under each of which the base salary is subject to adjustment by the Compensation Committee on an annual basis. In 1998, the Compensation Committee approved adjustments to the annual base salaries of those executive officers whose base salaries exceeded the $150,000 threshold amount based on management's recommendations, which in turn were based on qualitative performance reviews of these individuals in light of the nature and significance of their positions, their experience in performing the tasks assigned to them, and their tenure with and general contributions to the Company.

         Cash Bonus Awards. The Company awarded cash bonuses in February 1999 to each executive officer of the Company based on 1998 performance. The bonus criteria were established by the Compensation Committee in 1997 based on a review of the Company's executive compensation program at that time in consultation with an outside compensation consultant. The bonuses awarded to Mr. Nichols, Ms. Nichols and Mr. Kerley were based on the Company's having exceeded a predetermined level of rate of growth in FFO in 1998. The bonuses awarded to the remaining executive officers were based upon the results achieved in 1998 in three categories, weighted as follows: (1) corporate performance (weighted 75% on a predetermined level of rate of growth in FFO and 25% on a predetermined level of total return to shareholders)--30%; (2) business unit (departmental) performance--50%; and (3) individual performance--20%.

         Deferred Bonus Plan. In February 1998, the Compensation Committee adopted a deferred bonus plan that permitted executive officers and certain senior employees of the Company and JDN Development to elect to receive two times the value of their cash bonus in the form of Restricted Stock in lieu of all or a portion (but no less than 25%) of their cash bonuses awarded in February 1998. Pursuant to this deferred bonus plan, the following executive officers elected to receive awards of Restricted Stock in the amounts indicated:
J. Donald Nichols, 22,263 shares; Elizabeth L. Nichols, 17,493 shares; William
J. Kerley, 12,722 shares; John D. Harris, Jr., 3,710 shares; Laurie A. Farris, 3,665 shares; Leilani L. Jones, 1,356 shares; Jeb L. Hughes, 18,743 shares; and
C. Sheldon Whittelsey IV, 13,535 shares. No awards were made under the deferred bonus plan in 1999.

CHIEF EXECUTIVE OFFICER COMPENSATION

         As Chairman of the Board and Chief Executive Officer of the Company, Mr. Nichols was paid a salary in 1998 of $385,000. Mr. Nichols' annual base salary was set under his 1996 employment agreement based on the Compensation Committee's review of a report on executive compensation for other REITs prepared by an outside compensation consultant. Under the terms of his employment agreement, Mr. Nichols is entitled to an annual bonus at the discretion of the Compensation Committee, and is entitled to participate in the Company's stock option plans and other benefit programs generally available to executive officers of the Company. In March 1999, the Compensation Committee authorized the award and payment of a bonus to Mr. Nichols based on 1998 performance in the amount of $392,000. Such bonus was based on the Company's having exceeded a predetermined target for growth in FFO in 1998.

COMPENSATION PLANNING FOR 1999

         Management of the Company engaged an independent compensation consultant to provide recommendations for a comprehensive compensation policy in light of the Company's strategic plan with the goal of adopting a performance-based compensation program specifically related to criteria that reflect the Company's performance using quantifiable measures. The Compensation Committee reviewed with management the recommendations contained in the report prepared by the consultant with the goal of implementing a compensation policy providing for salary increases, cash bonuses and non-cash incentive awards based on both qualitative and quantitative measures of executives' performance within the framework of the Company's strategic plan. As a result of this review, the Compensation Committee recommended the adoption of an executive compensation program based on the performance measures outlined below. Based on the Compensation Committee's recommendation, the Board of Directors has adopted a long-term executive compensation program which for 1999 will include the following elements:

         Base Salary. The Compensation Committee has considered market data provided by the outside compensation consultant on real estate investment trusts considered comparable to the Company in terms of industry, size and success in determining appropriate 1999 base salary levels for Messrs. Nichols, Kerley and Hughes and Ms. Nichols, whose base salaries are intended to be competitive based on this market data and on specific job performance by these individuals.

         Long-Term Incentive Plan.

                  Annual Cash Bonus. Each of Messrs. Nichols, Kerley and Hughes and Ms. Nichols will be eligible to receive cash bonus awards based on performance in 1999, a portion of which will be tied to predetermined levels of rate of growth in diluted FFO ("FFO Growth Rate"), and a portion of which will be determined in the discretion of the Compensation Committee. If the predetermined levels of FFO Growth Rate are achieved, cash bonuses as a percentage of the executive's salary will be awarded.

                  Incentive Plan Awards. Each of the above-named executive officers will be eligible to receive awards of Restricted Stock and Stock Options under the Incentive Plan based on performance in 1999. The vesting schedule for these awards will be based on a combination of years of service by the individual and the Company's achieving predetermined levels of performance. Performance will be measured based in part on FFO Growth Rate and in part on total return to shareholders. Performance will be further weighted based in part on Company levels of performance ("Absolute Performance") and in part on the performance of the Company against an identified peer group of retail real estate investment trusts ("Peer Group Performance").

         Executive Stock Purchase Loan Guaranty Program. The Compensation Committee may identify executive officers eligible to participate in the Company's Executive Stock Purchase Loan Guaranty Program adopted by the Board of Directors. Under this program, the Company may guaranty loans by one or more third-party lenders to enable key executive officers to purchase additional shares of Common Stock, either through the exercise of outstanding options or otherwise.

SECTION 162(M)

         Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction by a public company for compensation in excess of $1 million dollars paid to the company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the limitation on deductibility if certain requirements are met. In 1998, no executive named in the Summary Compensation Table above received compensation exceeding the threshold for deductibility under Section 162(m).

         Generally, the Compensation Committee intends to structure the performance-based portion of the compensation of the Company's executive officers in a manner that complies with Section 162(m) to the extent necessary to maximize the corporate tax deduction while enabling the Company to attract and retain qualified executives. The Compensation Committee does, however, have the authority and reserves the discretion to authorize non-deductible compensation to reward performance that increases the long-term value of the Company.

                                   COMPENSATION COMMITTEE


                                   William B. Greene, Chairman

                                   William G. Byrnes

                          COMPARATIVE PERFORMANCE GRAPH

         Rules promulgated by the SEC require that the Company include in this Proxy Statement a line graph that compares the yearly percentage change in cumulative total shareholder return on the Common Stock with (a) the performance of a broad equity market indicator and (b) the performance of a published industry index or peer group index. The following graph compares the yearly percentage change in the return on the Common Stock since March 22, 1994 with the cumulative total return on the Standard and Poor's 500 Index and the Total Return Index for Equity REITs, published by The National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). The graph assumes the investment of $100 on March 22, 1994 and that all dividends were reinvested.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDING DECEMBER 31, 1998



                                    [GRAPH]




                            3/22/94   12/94      12/95     12/96     12/97     12/98
                            -------   -----      -----     -----     -----     -----
JDN REALTY CORPORATION        100       97        118       158       197       211
S&P 500                       100      101        139       170       227       292
NAREIT EQUITY                 100       96        111       150       180       149

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 1994, JDN Development was formed to develop retail shopping center properties. The Company owns 100% of the non-voting common stock and 1% of the voting common stock of JDN Development, and receives 99% of any dividends or other distributions paid by JDN Development. Mr. Nichols, the Chairman and Chief Executive Officer of the Company, is the sole member of JDN Development's board of directors. Mr. Nichols has the ability to elect future boards of directors and to effectively control JDN Development. Mr. Nichols owns 99% of the voting common stock of JDN Development and receives 1% of any dividends or other distributions paid by JDN Development. As of December 31, 1998, the Company had contributed, loaned or advanced approximately $151.0 million to JDN Development. The shareholders of JDN Development also make capital contributions to JDN Development as needed for development projects. The Company has guaranteed all or portions of three loans of JDN Development or its consolidated subsidiaries in the amount of approximately $21.0 million as of December 31, 1998, secured by shopping center projects located in Canton, Georgia, Warner Robins, Georgia, and Conyers, Georgia. These loans bear interest at rates ranging from LIBOR plus 1.40% to LIBOR plus 1.50% (weighted average rate of 6.86% at December 31, 1998) and mature in 1999.

         Jeb L. Hughes, Vice President, Development of JDN Development, was the President and a 50% shareholder of Fast Rental, Inc. until that company's sale in July 1998. Prior to its sale, Fast Rental was a tenant in three of the Company's shopping center properties. During 1998, the Company received approximately $58,333 in base rental revenue from Fast Rental.

                               GENERAL INFORMATION

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         All shareholder proposals to be considered for inclusion in the Company's proxy statement next year must, in addition to meeting the requirements of SEC Rule 14a-8, be submitted in writing to the Company at its executive offices at 359 East Paces Ferry Road, Suite 400, Atlanta, Georgia 30305, not later than December 22, 1999. Additionally, the proxy for next year's annual meeting will confer discretionary authority to vote any shareholder proposal which the Company receives notice of later than March 6, 2000.

COUNTING OF VOTES

         All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot or proxy. Inspectors of election will be appointed to, among other things, determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes by ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. Each proposal presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of the holders of the number of shares described under each such proposal.

         The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions do not, however, constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

         The inspectors of election will treat shares represented by proxies that reflect "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, however, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

MISCELLANEOUS

         The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the Directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

         Management of the Company is not aware of any matters other than those described above which may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of the Board of Directors.

         A copy of the Company's 1998 Annual Report to Shareholders is being mailed with this Proxy Statement.

         FOR INFORMATION CONCERNING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SEC, AVAILABLE TO SHAREHOLDERS FREE OF CHARGE, PLEASE WRITE: CHARLES N. TALBERT, INVESTOR RELATIONS, JDN REALTY CORPORATION, 359 EAST PACES FERRY ROAD, SUITE 400, ATLANTA, GEORGIA 30305.

                                     By order of the Board of Directors,

                                     /s/ William J. Kerley
                                     -------------------------------------------
                                     William J. Kerley
                                     Corporate Secretary

April 20, 1999

                                                                      APPENDIX A












                             JDN REALTY CORPORATION

                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN











                           EFFECTIVE DECEMBER 17, 1993
                              AMENDED AND RESTATED
                                NOVEMBER 24, 1998

                             JDN REALTY CORPORATION
                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                    PREAMBLE

         WHEREAS, effective December 17, 1993, JDN Realty Corporation (the "Company") has established the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan which provides for the automatic grant of options to purchase the common stock, $.01 par value, of the Company ("Stock") to members of the board of directors of the Company who are not employees of the Company;

         WHEREAS, the Company also provides cash compensation to its directors for services rendered to the Company in such capacity, and desires to provide compensation for such services in the form of Stock in lieu of cash compensation;

         WHEREAS, the Company desires to amend and restate the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan to, among other things, provide for the automatic grant of Stock Awards (as hereinafter defined) hereunder; and

         WHEREAS, the Company intends that the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan, as amended and restated (the "Plan"), and the awards granted hereunder will conform to the provisions of Securities and Exchange Commission Rule 16b-3, as amended through the date hereof, and that the references to a quantity of shares of Stock will reflect the effect of the Company's three-for-two Stock split that occurred prior to the effective date of this restatement;

         NOW, THEREFORE, the Company hereby amends and restates the Plan, effective November 24, 1998:

                             ARTICLE I. DEFINITIONS

         1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or an Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

         1.3 Award. A right that is granted under the Plan to a Participant by the Company, including Options and Stock Awards.

         1.4 Board. The board of directors of the Company.

         1.5 Code. The Internal Revenue Code of 1986, as amended.

         1.6 Committee. A committee composed of at least two individuals (or such other number that satisfies Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "Compensation Committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

         1.7 Company. JDN Realty Corporation and its successors.

         1.8 Exchange Act. The Securities Exchange Act of 1934, as amended.

         1.9 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

         (a) If the Stock is traded on the New York Stock Exchange or the American Stock Exchange, the closing price of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day;

         (b) If the Stock is not traded on the New York Stock Exchange or the American Stock Exchange, but is reported on the Nasdaq National Market or another Nasdaq automated quotation system and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day;

         (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock immediately preceding the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service; or

         (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee. Such determination shall not, however, take into account any restriction on the Stock, except for a restriction which by its terms will never lapse.

         1.10 Grant Date. With respect to Options, each January 1 during the term of the Plan. With respect to Stock Awards, the first day of each calendar quarter during the term of the Plan.

         1.11 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement.

         1.12 Participant. Each Board member who, on a respective Grant Date, is not an employee of the Company or any of its Affiliates and who otherwise satisfies the requirements of Article IV to receive an Award.

         1.13 Plan. The JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan, as amended and restated.

         1.14 Stock Award. A grant of Stock that is described in Section 4.3.

         1.15 Stock. The common stock, $.01 par value, of the Company.

                           ARTICLE II. PURPOSE OF PLAN

         The purpose of this Plan is to provide a performance incentive and to encourage Stock ownership by the Participants, and to align the interests of such individuals with those of the Company, its Affiliates and its stockholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain as directors of the Company. Any proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                           ARTICLE III. ADMINISTRATION

         3.1 Administration of Plan. This Plan shall be administered by the Committee. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under this Plan, the Committee shall have complete authority to:

         (a)      Interpret all provisions of this Plan;

         (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

         (c)      Make amendments to all Agreements;

         (d)      Adopt, amend, and rescind rules for Plan administration; and

         (e) Make all determinations it deems advisable for the administration of this Plan.

         3.2 Authority to Issue Awards. The Committee shall have the authority to issue Awards upon such terms as the Committee deems appropriate and that are not inconsistent with the provisions of this Plan.

         3.3 Persons Subject to Section 16(b). Notwithstanding anything herein to the contrary, the Committee, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Participants who are subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.


                ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

         4.1 Participation. Awards shall be granted hereunder to Participants who qualify therefor on each Grant Date. At the determination of the Committee, Awards may be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent herewith. Such provisions may include, by way of example and not limitation, provisions for cash or other compensation to be paid in combination with Awards. An Award may be deemed to be granted prior to the approval of this Plan by the stockholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

         4.2 Grant of Options. Options shall be granted automatically to each Participant on each Grant Date. Notwithstanding anything herein to the contrary, the Board may revoke on or before a Grant Date the grant of Options that is otherwise provided for herein if no options have been granted to employees since the preceding Grant Date under the Company's 1993 Incentive Stock Plan or any other employee stock option plan of the Company. All Options granted hereunder shall be subject to the following terms and conditions:

         (a) Number. Each Participant shall receive an Option to purchase 15,000 shares of Stock (as adjusted pursuant to Article VII). However, if fewer than 15,000 shares of Stock (as adjusted pursuant to Article VII), multiplied by the number of Participants, remain available for issuance under the Plan on any Grant Date, Options shall be awarded by allocating the remaining shares of Stock pro rata thereto.

         (b) Price. Stock may be purchased through an Option by payment of the Fair Market Value of the Stock as determined on the Grant Date thereof.

         (c) Option Period. Each Option shall expire ten years after the Grant Date thereof (the "Option Period"), unless the Option is terminated sooner pursuant to Section 4.2(d) below.

         (d) Termination of Service, Death, Etc. Options that have not yet expired pursuant to Section 4.2(c) will sooner terminate if the Participant ceases to be a member of the Board under any of the conditions described in this Section. In no event shall the Option Period described in Section 4.2(c) be extended by any of the events described below:

                  (i) All outstanding Options shall immediately terminate if Board membership terminates due to fraud, dishonesty or other acts detrimental to the interests of the Company, its Affiliates, or any direct or indirect majority-owned subsidiary or business entity of the Company.

                  (ii) Options that have not otherwise terminated will terminate twelve months following the death of a Participant. After death, the Option may be exercised by the executor or administrator of the estate of Participant, or by any persons who have acquired the Option by bequest or inheritance.

                  (iii) All outstanding Options will terminate three months after the date that a Participant ceases to be a member of the Board for any reason that is not described in paragraphs (i) and (ii) of this Section.

         (e) Vesting Dates. Each Option shall become exercisable with respect to one-third of the shares subject to the Option beginning six months after the Grant Date, and with respect to two-thirds of such shares beginning 18 months after the Grant Date, and will become fully exercisable 30 months after the Grant Date; provided, however, that the Participant's vested right to exercise Options shall not be increased under this Section at the time the Participant is no longer a member of the Board.

         (f) Transferability. Generally, any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. An Option may be transferable, however, to the extent provided in the Agreement. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         4.3 Stock Award. Stock Awards shall be made automatically to each Participant on each Grant Date. An award of Stock shall be made on each Grant Date to each Participant. The number of shares to be awarded shall be calculated as the number of whole shares that is equal to $10,000 divided by the Fair Market Value of Stock per share on the Grant Date, rounded to the nearest whole share. Shares awarded under this Section shall not be transferable for a period of six months after the Grant Date.

                        ARTICLE V. STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the exercise of an Option or the grant of a Stock Award, the Company shall deliver to the Participant authorized but unissued Stock.

         5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards is 450,000, subject to increases and adjustments as provided in Article VII.

         5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

                         ARTICLE VI. EXERCISE OF OPTIONS

         6.1 Exercise Subject to the limitations described in this Plan, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine. An Option shall be treated as exercised hereunder on the date that the Company accepts tender of the exercise price of an Option.

         6.2 Method of Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Option, other consideration acceptable to the Committee, or a combination thereof.

         6.3 Federal Withholding Tax Requirements. Upon exercise of an Option or receipt of a Stock Award, a Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements.

         6.4 Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options prior to the exercise thereof and payment of the Option price therefor. Participants shall have all rights as stockholders through the grant of a Stock Award on the date that the shares of Stock are transferred to the Participant, subject to the restrictions on transferability set forth in Section 4.2.

         6.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to Stock Awards or the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder, or is granted a Stock Award, and executes any applicable stockholder agreement or agreement described in Section 8.2 that the Company requires at the time of exercise.

                 ARTICLE VII. ADJUSTMENT UPON CORPORATE CHANGES

         7.1 Adjustments to Shares. The maximum number of shares of Stock with respect to which Awards hereunder may be granted and which are the subject of outstanding Awards, and the exercise price of Options granted hereunder, shall be adjusted as the Committee determines in its sole discretion to be appropriate, in the event that:

         (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

         (b)      the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

         (c) there occurs any other event which in the judgment of the Committee necessitates such action;

provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in
Article IV that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

         7.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the express limitations on Awards contained herein.

         7.3 Effect of Certain Transactions. Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity (even though it may survive as a subsidiary corporation), any Option granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his or her Options in whole or in part, without regard to any vesting requirements and provided further that such Options shall not terminate if the Committee elects to convert all Options hereunder into stock incentive awards of an acquiring corporation. Notwithstanding the foregoing, a portion of the acceleration of exercisability of Options shall not occur with respect to any holder to the extent that such portion of acceleration would cause the Participant or holder of such Option to be liable for the payment of taxes pursuant to section 4999 of the Code. If the Committee elects to convert the Options, the amount and price of such converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization.

         7.4 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

         7.5 Fractional Shares. Only whole shares of Stock may be acquired through an Award. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

            ARTICLE VIII. COMPLIANCE WITH LAW AND REGULATORY APPROVAL

         8.1 General. No Award shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges on which the Company's securities may be listed, or national securities associations through which the Company's securities may be quoted, and until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock pursuant to an Award may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.

         8.2 Representations by Participants. As a condition to the issuance of a Stock Award or the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 8.1. At the option of the Company, a stop transfer order against any shares of Stock may be placed on the official Stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the certificate evidencing such Stock in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of Options or Stock hereunder.

                         ARTICLE IX. GENERAL PROVISIONS

         9.1 Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         9.2 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         9.3 Governing Law. The internal laws of the State of Maryland shall apply to all matters arising under this Plan, except to the extent that Maryland law is preempted by federal law.

         9.4 Compliance With Section 16 of the Exchange Act. With respect to persons subject to liability under section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         9.5 Amendment; Termination. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, and provided, further, that the stockholders of the Company must approve, in general meeting before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under this Plan, except pursuant to Article VII. Generally, stockholder approval shall not be required for amendments to this Plan pursuant to Section 3.1 hereof intended to benefit the administration of this Plan, for amendments necessitated by changes in legislation or administrative rules governing this Plan, or for amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of this Plan for future Participants.

         9.6 Effective Date of Plan. The JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan was originally effective December 17, 1993, and was approved by the stockholders of the Company thereafter. This amendment and restatement shall be effective on January 1, 1999. Awards may be granted hereunder at any time after the adoption of this or any other amendment to the Plan which increases the number of shares of Stock available for Awards.

         IN WITNESS WHEREOF, the undersigned officer of the Company has executed this instrument, pursuant to authorization of the Board, on this the 24th day of November, 1998, but to be effective as provided in Section 9.6.

                                                     JDN REALTY CORPORATION



                                                 By: /s/ William J. Kerley
                                                     --------------------------

                                                 Its: Chief Financial Officer
                                                     --------------------------

                                                                      APPENDIX B



                             JDN REALTY CORPORATION
                        1995 EMPLOYEE STOCK PURCHASE PLAN

                 As amended and restated effective March 1, 1999


                                    RECITALS:

         WHEREAS, JDN Realty Corporation, a Maryland corporation, adopted the JDN Realty Corporation 1995 Employee Stock Purchase Plan (the "Plan") for the benefit of its eligible employees and eligible employees of its subsidiaries, effective March 1, 1996, in order to provide an opportunity for eligible employees to share in the growth and prosperity of the Sponsoring Employer (as defined in Section 1.18) and its subsidiaries by acquiring a proprietary interest in the Sponsoring Employer through acquisition of shares of the Sponsoring Employer's common stock;

         WHEREAS, the Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the Sponsoring Employer desires to amend the Plan to conform the Plan with changes to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and to modify the method by which employees of subsidiaries of the Sponsoring Employer become eligible to participate in the Plan;

         NOW, THEREFORE, the Plan is amended and restated, effective March 1, 1999, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following words and phrases shall have the meanings specified below, unless a different meaning is plainly required by the context:

         1.1. "Anniversary Date" shall mean March 1 of each year.

         1.2. "Board of Directors" shall mean the Board of Directors of JDN Realty Corporation.

         1.3. The "Committee" shall mean the Compensation Committee of the Sponsoring Employer's Board of Directors.

         1.4. "Continuous Service" shall mean the number of full years and completed months of continuous employment with an Employer calculated from an Employee's last hire date to the Employee's date of severance of employment for any reason. Continuous Service shall not be broken and shall be credited for absences due to vacation, temporary sickness or injury, other paid leaves of absence authorized by an Employer, and leaves of absence which would not cause an individual to cease to be an Employee.

         1.5. "Contribution Account" shall mean the account recorded on the records of the Sponsoring Employer established on behalf of a Member to which the amount of the Member's contributions made pursuant to Article IV shall be credited.

         1.6.  "Effective Date" shall mean March 1, 1996.

         1.7. "Employee" shall mean each current or future employee of an Employer as defined in Treasury Regulation Section 1.423-2(b), Section 1.421-7(h) and any other Regulations later finalized.

         1.8. "Employer" shall mean the Sponsoring Employer, and its successors. Employer shall also include any present or future parent (as defined in Section 424(e) of the Code) and any present or future subsidiary (as defined in Section 424(f) of the Code) of the Sponsoring Employer that is from time to time designated by the Committee as a participating Employer. Such designation may be by a resolution of the Committee or any other writing that is duly adopted by the Committee for such purpose.

         1.9. "Exercise Date" shall mean the last trading date during each Plan Year of the exchange on which the Sponsoring Employer Stock is traded.

         1.10. "Grant Date" shall mean the first trading date during the Plan Year of the exchange on which the Sponsoring Employer Stock is traded.

         1.11. "Issue Price" shall mean the purchase price of the Sponsoring Employer Stock to be charged to participating Members on the Exercise Date. The Issue Price shall be subject to a Minimum Issue Price as outlined in Section 5.2 herein.

         1.12. "Market Price" shall mean the closing sales price for the day upon which the Market Price is to be determined or, if there are no sales on such date, the sales price for the most recent day preceding such date, in either case as reported on the New York Stock Exchange or any other exchange on which the Sponsoring Employer Stock is traded or automated interdealer quotation system sponsored by a registered national securities association on which the Sponsoring Employer Stock is quoted. Notwithstanding the foregoing, if there shall be any material alteration in the present system of reporting sales prices of the Sponsoring Employer Stock, or if the Sponsoring Employer Stock shall no longer be listed on a national securities exchange or quoted on an automated interdealer quotation system sponsored by a registered national securities association, the Market Price of the Sponsoring Employer Stock as of a particular date shall be determined using such method as shall be determined by the Committee provided such method is appropriate to qualify the Plan as an employee stock purchase plan under Section 423 of the Code.

         1.13. "Member" shall mean any Employee of an Employer who has met the conditions and provisions for becoming a Member as provided in Article III.

         1.14. "Member's Contribution Rate" shall be an exact number of dollars or percentage of pay elected by the Member to be contributed by regular payroll deductions to his Contribution Account as outlined in Section 4.1.

         1.15. "Normal Monthly Pay" for purposes of determining the amount of a Member's contributions for any Plan Year shall be (i) for hourly paid Employees, an amount computed by adding (a) the Member's hourly base pay multiplied by the Member's regular scheduled hours of work for the calendar year immediately preceding the first day of the Plan Year divided by 12 and (b) the amount obtained from dividing the amount of all commissions paid to the Member in the calendar year immediately preceding the first day of the Plan Year by 12, and
(ii) for salaried employees, an amount computed by adding (a) the Member's monthly base pay for the calendar month immediately preceding the first day of the Plan Year and (b) the amount obtained from dividing the amount of all commissions paid to the Member in the calendar year immediately preceding the first day of the Plan Year by 12; provided, however, that with respect to any Member who on the Effective Date has been employed for less than the applicable time periods set forth above, the Sponsoring Employer may calculate "Normal Monthly Pay" by any reasonable method consistently applied to all such Members.

         1.16. "Plan" shall mean the JDN Realty Corporation 1995 Employee Stock Purchase Plan as set forth herein and all subsequent amendments hereto.

         1.17. "Plan Year" shall mean a 12 month period beginning on the first day of March and ending on the last day of February of each year; provided, however, in the first Plan Year following the Effective Date of the Plan, the first day of the Plan Year shall be May 1.

         1.18. "Sponsoring Employer" shall mean JDN Realty Corporation, a Maryland corporation, or its successors, the Plan sponsor for all purposes.

         1.19. "Sponsoring Employer Stock" shall mean, subject to adjustment as provided in Article X, those shares of the Sponsoring Employer's Common Stock, $.01 par value, which pursuant to Article II are reserved for issuance upon the exercise of the options granted under this Plan.


                                   ARTICLE II
                                ISSUANCE OF STOCK

         The Sponsoring Employer hereby reserves 150,000 shares of Sponsoring Employer Stock for issuance upon the exercise of the options granted hereunder; provided, that the class and aggregate number of shares which may be issued upon exercise of options granted hereunder shall be subject to adjustment in accordance with the provisions of Article X of the Plan. These shares may be authorized and unissued shares, issued shares held in or acquired for the treasury of the Sponsoring Employer, or shares of stock reacquired by the Sponsoring Employer upon purchase in the open market or otherwise.


                                   ARTICLE III
                                   ELIGIBILITY

         3.1. Every Employee whose customary employment is at least 20 hours per week and more than five months in a calendar year shall be eligible to participate in the Plan on the first day of the Plan Year coincident with or following the commencement of such eligible employment. An Employee shall not be eligible to participate, however, if immediately after the options are granted such Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of the Sponsoring Employer or a subsidiary corporation or parent corporation (as those terms are defined in Section 424(e) and (f) of the Code). For purposes of this paragraph, the ownership attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an Employee and stock which the Employee may purchase under outstanding options (under this or any other agreement) shall be treated as stock owned by the Employee.

         3.2. Upon becoming a Member, the Employee shall be bound by the terms of this Plan, including any amendments hereto. An Employee's election to participate for any Plan Year must be in writing in the form and manner specified by the Committee. The completed request for participation shall indicate the amount of the Member's Contribution Rate authorized by the Member in accordance with Section 4.1. If any Employee does not elect to participate in any given Plan Year he or she may elect to participate as of any future Anniversary Date if he or she continues to meet the eligibility requirements therefor.


                                   ARTICLE IV
                                  CONTRIBUTIONS

         4.1. In order to participate in this Plan and be granted an option hereunder, a Member must file with the Employer an election to participate in accordance with Section 3.2 and must authorize his Employer to deduct through a payroll deduction an exact number of dollars per month, but not less than $10.00 per month, being the Member's "Contribution Rate". The maximum deduction which a Member may authorize shall be 10% of the Member's Normal Monthly Pay. Such authorization shall be in writing and on such forms as provided by the Committee. Payroll deductions shall begin as of the first pay period on or after the first day of the Plan Year. For all purposes of this Plan, a Member's contributions shall be allocated to and deemed a part of the Member's Contribution Account. Member contributions will not be permitted to begin at any time other than the beginning of a Plan Year. The Employers shall transfer all withheld amounts to the Sponsoring Employer which may use such amounts for any valid corporate purposes. No interest shall accrue or be paid on any amounts withheld under this Plan.

         4.2. The Member's Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the Member in writing and filed with the Employer in the form and in the manner specified by the Committee .

         4.3. At any time during the Plan Year, a Member may notify the Employer that he wishes to discontinue his contributions. This notice shall be in writing and on such forms as provided by the Committee and shall become effective as of a date not more than 30 days following its receipt by the Employer.

         4.4. Members may elect to withdraw any or all of their contributions at any time during the Plan Year except on the Exercise Date. Any such withdrawal will be made by request in writing on such forms as provided by the Committee. If contributions are withdrawn during the Plan Year, however, no further contributions will be permitted during that Plan Year.


                                    ARTICLE V
                                GRANT OF OPTIONS

         5.1. Every participating Member shall be granted in each Plan Year options to purchase that number of whole shares of Sponsoring Employer Stock for the Plan Year that have a value on the Grant Date of $25,000. Options granted under this Plan shall be subject to such amendments or modifications as the Sponsoring Employer shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Sponsoring Employer shall from time to time approve and deem necessary. Options not exercised pursuant to Section 6.1 shall terminate at 11:59 p.m. (Eastern Time) on the Exercise Date. In the event an outstanding option shall for any reason expire, the shares of Sponsoring Employer Stock allocable to the unexercised portion of such option may again be subject to option under the Plan.

         5.2. The Issue Price of the Sponsoring Employer Stock under this Plan shall be equal to the lesser of: (i) 85% of the Market Price on the Exercise Date of each Plan Year; or (ii) 85% of the Market Price on the Grant Date of each Plan Year. The issue price is subject, however, to a "Minimum Issue Price" for each Plan Year. The "Minimum Issue Price" for any Plan Year shall be the book value of the Sponsoring Employer Stock as of December 31 for the calendar year preceding the calendar year during which the Grant Date for the Plan Year occurs. Notwithstanding any provision to the contrary, if the Issue Price for any Plan Year is less than the Minimum Issue Price, the options granted for that Plan Year shall be considered null and void and the payroll deductions credited to the Member's Contribution Account shall be returned to the Member.

         5.3. Notwithstanding any provision of this Plan, no Employee shall receive options to purchase Sponsoring Employer Stock which permit the rights of an Employee to purchase stock under all "employee stock purchase plans" of the Sponsoring Employer and its parent corporation and subsidiary corporation (as the terms "parent corporation" and "subsidiary corporation" are defined in
Section 424(e) and (f) of the Code) to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of this Section 5.3 (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.


                                   ARTICLE VI
                               EXERCISE OF OPTIONS

         6.1. On each Exercise Date, the Member's Contribution Account shall be used to purchase the maximum number of whole shares of Sponsoring Employer Stock determined by dividing the Issue Price into the balance of the Member's Contribution Account (subject to the limitations set forth in Section 5.3). Any money remaining in a Member's Contribution Account after the Exercise Date which was not needed to exercise the Member's option to the fullest extent as calculated pursuant to Section 5.1 shall be returned to the Member. Any money remaining in a Member's Contribution Account solely as a result of an amount representing a fractional share, however, shall remain in the Member's Contribution Account unless the return of such amount is requested by the Member in writing on a form supplied by the Committee. If such return is not requested, the balance will remain in the Member's Contribution Account to be used in the next Plan Year along with new contributions made in that Plan Year.

         If the total number of shares to be purchased under option by all Members exceeds the number of shares authorized under Article II of this Plan, a pro-rata allocation of the available shares will be made among all Members authorizing such payroll deductions based on the amount of their respective payroll deductions through the Exercise Date.

         6.2. The certificates for Sponsoring Employer Stock purchased through the exercise of the option granted hereunder shall be issued as soon as practicable after the Exercise Date.

                                   ARTICLE VII
                            TERMINATION OF EMPLOYMENT

         7.1. Any Employee whose employment with all Employers is terminated for any reason, except death or retirement, during the Plan Year shall cease being a Member immediately. The balance of the Member's Contribution Account shall be paid to such Member, or to such Member's legal representative, as soon as practicable after such Member's termination. Any right to purchase Sponsoring Employer Stock under the option granted to such Member by participation in this Plan shall be deemed null and void.

         7.2. If a Member dies during a Plan Year no further contributions on behalf of the deceased Member shall be accepted under the Plan. The personal representative of the estate of the deceased Member may elect to withdraw the balance in the Member's Contribution Account by notifying the Committee in writing prior to the Exercise Date. In the event no election to withdraw has been made before the Exercise Date, the balance accumulated in the deceased Member's Contribution Account shall be used to purchase Sponsoring Employer Stock in accordance with Article VI.

         7.3. If a Member retires for reasons of age or disability under the then established rules of the Employer during a Plan Year, no further contributions on behalf of the retired Member shall be accepted under the Plan. The Member may elect to withdraw the balance in his Contribution Account by notifying the Committee in writing prior to the Exercise Date. In the event no election to withdraw has been made before the Exercise Date, the balance accumulated in the retired Member's Contribution Account shall be used to purchase Sponsoring Employer's Stock in accordance with Article VI.


                                  ARTICLE VIII
                              DISPOSITION OF STOCK

         If a Member or former Member disposes of any shares of Sponsoring Employer Stock obtained under this Plan (i) prior to two years after the Grant Date of such share, or (ii) prior to one year after the Exercise Date of such share, that Member or former Member must notify the Committee immediately of such disposition in writing. All dispositions of Sponsoring Employer Stock shall be made in compliance with applicable federal and state securities laws.

                                   ARTICLE IX
                                 ADMINISTRATION

         The Plan shall be administered by the Committee. No member of the Committee shall be eligible to participate in the Plan while a member of the Committee. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought under the Plan. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part related to the Plan, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. The Plan shall be administered in order to qualify the options granted hereunder as options granted pursuant to an "employee stock purchase plan" described in Section 423 of the Code.

                                    ARTICLE X
                     CHANGES IN COMPANY'S CAPITAL STRUCTURE

         10.1. The existence of this Plan shall not affect in any way the right or power of the Sponsoring Employer or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Sponsoring Employer's capital structure or its business, or any merger or consolidation of the Sponsoring Employer, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Sponsoring Employer Stock or rights thereof, or the dissolution or liquidation of the Sponsoring Employer, or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, whether of similar character or otherwise.

         10.2. In the event of a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or decrease of the number of shares of the Sponsoring Employer's Stock outstanding without receiving compensation in money, services, or property, then the class of shares of the Sponsoring Employer's Stock set forth in Section 1.19 of the Plan, the number of shares of stock reserved pursuant to Article II, and the number of options granted a Member shall be appropriately adjusted as determined by the Committee. The Committee's determination shall be final, binding, and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         10.3. Subject to any required action by the stockholders, if the Sponsoring Employer is the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Sponsoring Employer Stock subject to the option would have been entitled. Unless adopted by the surviving corporation, a dissolution or liquidation of the Sponsoring Employer or a merger or consolidation in which the Sponsoring Employer is not the surviving corporation, shall cause each outstanding option to terminate; provided that the Committee in its sole discretion, immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, may direct that the Plan Year end on a date immediately prior to the effective date of such event.

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1. Each Member, former Member, or any other person who shall claim a right or benefit under this Plan, shall be entitled only to look to such Member's Employer for such benefit.

         11.2. The Board of Directors may at any time or from time to time amend the Plan in any respect, except that, without approval of the stockholders of the Sponsoring Employer within 12 months prior to or after the date the amendment is adopted by the Board of Directors, no amendment may (i) increase the number of shares reserved under the Plan other than as provided in Article X, (ii) modify the class of employees eligible to participate in the Plan, or
(iii) reduce the Issue Price per share as defined herein. The Sponsoring Employer may terminate the Plan at any time. If the Plan is terminated, the date of termination shall be treated as the Exercise Date and all funds in a Member's Contribution Account not expended to purchase Sponsoring Employer Stock shall be refunded to the Member.

         11.3. The Employers will pay all expenses that may arise in connection with the administration of this Plan.

         11.4. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be disregarded in the construction of any provisions hereof. All references in this Plan to Articles and Sections are to Articles and Sections of this Plan unless specified otherwise.

         11.5. This Plan shall be construed in accordance with the laws of the state of incorporation of the Sponsoring Employer to the extent federal law does not supersede and preempt such law.

         11.6. A misstatement in the age, length of Continuous Service, date of employment or any other such matter shall be corrected when it becomes known that any such misstatement of fact has occurred.

         11.7. The option to purchase Sponsoring Employer Stock arising by participation in this Plan is not transferable by a Member other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him.

         11.8. This Plan will not be deemed to constitute a contract between an Employer and any Member or to be in consideration of or an inducement for the employment of any Member or Employee. Nothing contained in this Plan shall be deemed to give any Member or Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Member or Employee at any time regardless of the effect which such discharge shall have upon him as a Member of the Plan.

         11.9. No liability whatsoever shall attach to or be incurred by any past, present or future stockholders, officers, or directors, as such, of an Employer, under or by reason of any of the terms, conditions, or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against an Employer, or any stockholder, officer, or director, as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Member, as a part of the consideration for any benefits provided by the Employers under this Plan.

         11.10. With respect to administration of the Plan, the Sponsoring Employer shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his or her part to indemnity from the Sponsoring Employer, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Sponsoring Employer itself) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding in which he or she may be involved by reason of his or her being or having been a member of the Committee and the Board of Directors, whether or not he or she continues to be such a member of the Committee and the Board of Directors at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board of Directors (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such a member of the Committee and the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Sponsoring Employer on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board of Directors unless, within 60 days after institution of any such action, suit, or proceeding, he or she shall have offered the Sponsoring Employer, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Committee and the Board of Directors and shall be in addition to all other rights to which such member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         11.11. The Sponsoring Employer's obligation to sell and deliver stock under the Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, offer, sale, or delivery of such stock and compliance with applicable state and federal securities laws.

         11.12. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. Notwithstanding any of the foregoing, any notice required or permitted to be given by or on behalf of a Member under
Section 7.2 or Article IV hereof, shall only be effective as of the date of its actual receipt. Any party may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Sponsoring Employer shall be entitled to use the address of a Member in the Employer's records. Any person entitled to notice hereunder may waive such notice.

         11.13. This Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. In the event the Sponsoring Employer should receive notice that this Plan fails to qualify as an "employee stock purchase plan" under Section 423 of the Code, the Sponsoring Employer shall have the option of returning all then existing Members' Contribution Accounts to the Members and terminating the Plan.

         11.14. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.

         11.15. This Plan is intended to be a "stock purchase plan" as defined in Rule 16b-3, promulgated under the Securities Exchange Act of 1934, and all grants and awards made hereunder are intended to be exempt under Rule 16b-3, and the terms hereof shall be interpreted in a manner that is consistent with such Rule 16b-3.

         IN WITNESS WHEREOF, pursuant to action taken by the Board of Directors, the undersigned authority has executed this instrument on this the 1st day of March, 1999, to be effective as of March 1, 1999.

                                            JDN REALTY CORPORATION



                                            By:  /s/ William J. Kerley
                                                 ------------------------------

                                            Its: Chief Financial Officer
                                                 ------------------------------

                                                                      Appendix C







                             JDN REALTY CORPORATION

                            LONG-TERM INCENTIVE PLAN











                             EFFECTIVE JULY 1, 1999

                 JDN REALTY CORPORATION LONG-TERM INCENTIVE PLAN

         THIS INSTRUMENT is adopted by JDN Realty Corporation (the "Company") as the JDN Realty Corporation Long-Term Incentive Plan (the "LTIP") to be effective as of July 1, 1999.

                                    RECITALS:

         WHEREAS, the Company has reviewed its executive compensation programs and policies and has determined that a portion of the compensation paid to key employees should be based on their performance;

         WHEREAS, the Company therefore desires to establish a compensation program that provides meaningful economic incentives to encourage outstanding performance by key employees;

         WHEREAS, the Company further desires that the performance goals be established in such a manner so that the economic interests of the key employees are aligned with the economic interests of the shareholders of the Company; and

         WHEREAS, the Company intends that all compensation payable and awards granted hereunder will qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Code (as hereinafter defined), and that this LTIP be approved by the shareholders of the Company before the compensation amounts described hereunder are paid by the Company;

         NOW, THEREFORE, this instrument is hereby adopted as the LTIP that has been established by the Company for the purposes stated herein:

                             ARTICLE I. DEFINITIONS

         1.1 Award. A performance incentive issued hereunder to a Participant. Awards may be made in the form of (i) Performance Shares or Performance Options that become vested in accordance with the performance criteria stated in an Award, or (ii) cash bonuses that become payable when the performance criteria stated in an Award are achieved.

         1.2 Board. The board of directors of the Company.

         1.3 Code. The Internal Revenue Code of 1986, as amended.

         1.4 Committee. A committee of Board members that is designated by the Board to serve as the administrator of the LTIP, provided that the Committee shall be composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code) who are members of the Board and are not employees of the Company or an affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the LTIP.

         1.5 Company. JDN REALTY CORPORATION and its successors.

         1.6 LTIP. The JDN REALTY CORPORATION LONG-TERM INCENTIVE PLAN.

         1.7 Participant. Individuals who have been designated to receive Awards hereunder and who the Committee anticipates will be key employees of the Company at the time Awards are granted or paid.

         1.8 Performance Option. An award under the JDN Realty Corporation 1993 Incentive Stock Plan of a right to purchase from the Company a stated number of shares of Stock at the price and subject to the performance criteria stated in an Award issued hereunder.

         1.9 Performance Share. An award of common stock of the Company made under the JDN Realty Corporation 1993 Incentive Stock Plan that is identified therein as "Restricted Stock" and is subject to the performance criteria stated in an Award issued hereunder.

         1.10 Stock. The common stock of the Company.

                           ARTICLE II. ADMINISTRATION

         2.1 Administration of the LTIP. The LTIP shall be administered by the Committee. The express grant in the LTIP of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the LTIP shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this LTIP or any Award. The Company shall bear all expenses of LTIP administration. In addition to all other authority vested with the Committee under the LTIP, the Committee shall have complete authority to:

             (a) Interpret all provisions of this LTIP;

             (b) Prescribe the form of any Award and notice and manner for executing or giving the same;

             (c) Make amendments to any agreement with a Participant underlying an Award; provided, however, that an amendment to an agreement that reduces the Participant's rights shall not be effective without the Participant's consent (except as provided in Section 3.1);

             (d) Adopt, amend, and rescind rules for LTIP administration; and

             (e) Make all determinations it deems advisable for the administration of this LTIP.

         2.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms as the Committee deems appropriate and that are not inconsistent with the provisions of this LTIP.

                 ARTICLE III. AWARD ELIGIBILITY AND LIMITATIONS

         3.1 Terms of Awards. All Awards must be established by the Committee in writing (i) within 90 days of the beginning of the period upon which performance will be measured, and (ii) prior to the lapse of 25% of such performance period. Payment of compensation under an Award shall be based on account of the attainment of one or more preestablished objective performance goals that are based on the criteria described in Section 3.4. An Award must identify the Participant to whom the Award has been granted, whether the Award is to be in the form of a cash bonus, Performance Shares or Performance Options, the amount of compensation payable under the Award, and the performance goals upon which the Participant's right to receive compensation under the Award is conditioned. Neither the Company nor the Committee shall have the discretion to increase the amount payable under an Award that would otherwise be due upon the attainment of the performance goals stated in the Award. Except as provided in an agreement with a Participant underlying an Award, the Committee shall retain the right to reduce or eliminate the amount that is payable under the Award.

         3.2 Cash Bonuses. An Award may be paid in the form of a cash bonus to a Participant, including any cash bonus that is referenced in the employment agreement between the Company and the Participant. The amount of the cash bonus shall be stated as a fixed amount or as an objective formula for computing the amount of compensation payable if the performance goal is obtained. A formula for computing compensation may be expressed as a percentage of base compensation payable to a Participant or on any other basis that yields a determinable amount of compensation. The maximum amount of compensation that is payable under all Awards in the form of a cash bonus made to a Participant during a calendar year is $1,000,000.

         3.3 Performance Shares and Performance Options. An Award of Performance Shares or Performance Options shall state the number of shares or options subject to the Award. Performance Shares shall be transferred to the Participant on the date of grant but shall contain restrictions so that the Performance Shares are subject to forfeiture prior to the achievement of performance goals based on predetermined events as specified in the Award. Performance Options are subject to termination prior to the achievement of performance goals based on predetermined events, as specified in the Award. No more than an aggregate of 500,000 shares of Stock, in the form of Performance Shares or shares underlying Performance Options, may be awarded hereunder to a Participant during a calendar year.

         3.4 Performance Criteria of Awards. Subject to the terms hereof, performance goals shall be determined in the sole and absolute discretion of the Committee, provided that the goals must be such that whether or not the performance goal will be achieved is substantially uncertain at the time the Award is granted. Performance goals can be based on the performance of an individual, a business unit of the Company, or upon the Company as a whole. The goals may be based upon increases in performance over a prior period, but may also be based on maintaining status quo or limiting losses or decreases in performance, as is appropriate in view of the business conditions of the Company, its industry or the market in which its securities are traded at the time that an Award is made. Performance goals shall be based on one or more of the criteria specified below, or on a combination thereof:

             (a) Targeted levels of "funds from operations" per share of Stock ("FFO"). The performance goal may be stated as the attainment of a specified amount of FFO for a period or as a percentage change in FFO from a prior period.

             (b) Targeted levels of total return to shareholders. Total return to shareholders shall be determined by the amount of distributions paid during a period to shareholders, plus an increase in the market value of Stock. The performance goal may be expressed as the attainment of a specified total return amount for a period or as a percentage change in the total return from a prior period.

             (c) Targeted levels of market value of Stock. The performance goal may be stated as the attainment of a specified market value during a specified period or as a percentage change in market value from a prior period.

             (d) Targeted levels of distributions. The performance goal may be stated as the attainment of a specified rate of distributions during a specified period or as a percentage or dollar amount change in distributions from a prior period.

                 ARTICLE IV. PAYMENT OF COMPENSATION UNDER AWARD

         4.1 Achievement of Performance Goals. Payment of cash bonuses or vesting of Performance Shares or Performance Options under an Award shall only occur if the performance goals specified in the Award have been satisfied. Moreover, such payment or vesting under an Award shall not occur until the Committee has certified in writing that the performance goals have been achieved. For this purpose, approved minutes of the meeting or action by unanimous written consent of the Committee by which certification is made shall be treated as a written certification. However, such certification is not required if the performance goal is based solely on the increase in the market value of Stock for a specified period.

         4.2 Payment of Cash Compensation. Subject to the conditions of Section 4.1, cash compensation amounts that become payable after attainment of performance goals shall be paid at the time specified in an Award or, if no time is specified, as soon as administratively feasible after attainment of the performance goals.

         4.3 Issuance and Delivery of Shares. Shares of Restricted Stock that become issuable or that are vested pursuant to an Award issued hereunder shall be issued pursuant to the JDN Realty Corporation 1993 Incentive Stock Plan, or any other plan or arrangement of the Company.

         4.4 Federal and State Withholding Tax Requirements. Amounts paid hereunder shall be subject to applicable federal, state and local withholding tax requirements.

                  ARTICLE V. ADJUSTMENT UPON CHANGE IN CONTROL

         5.1 Effect of Certain Transactions. The provisions of this Section shall apply to the extent that the terms of an Award do not otherwise expressly address the matters contained herein. If the Company experiences an event which results in a "Change in Control," as defined in Section 5.1(a), whether or not the performance requirements set forth in any Award have been satisfied, all payments potentially due under Awards that are outstanding at the time of the Change in Control shall become fully payable upon the occurrence of the Change in Control event.

             (a) A Change in Control will be deemed to have occurred for purposes hereof, if:

                 (1) any "person" as such term is used in Sections 13(d) and
             14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation controlling the Company or owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said

             Act), directly or indirectly, of securities of the Company representing more than 40% of the total voting power represented by the Company's then outstanding Voting Securities (as defined below), or

                 (2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

                 (3) the shareholders of the Company approve a merger or
             consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 65% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

                 (4) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

             For purposes of this Section, "Voting Securities" of an entity shall mean any securities of the entity which vote generally in the election of its directors.

             (b) Notwithstanding the foregoing, a portion of the payment made under an Award due to a Change in Control as described in this Section shall not occur to the extent such payment would cause the Participant to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if payment of that portion of the Award did not occur.

             (c) Notwithstanding anything to the contrary contained herein, a change in ownership that occurs as a result of a public offering of the Company's equity securities that is approved by the Board shall not alone constitute a Change in Control.

         5.2 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

                         ARTICLE VI. GENERAL PROVISIONS

         6.1 Effect on Employment. Neither the adoption of this LTIP, its operation, nor any documents describing or referring to this LTIP (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an affiliate or in any way affect any right and power of the Company or an affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         6.2 Unfunded LTIP. The LTIP, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this LTIP. Any liability of the Company to any person with respect to any grant under this LTIP shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         6.3 Rules of Construction. Headings are given to the articles and sections of this LTIP solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         6.4 Governing Law. The internal laws of the State of Maryland (without regard to the choice of law provisions of Maryland) shall apply to all matters arising under this LTIP, to the extent that federal law does not apply.

         6.5 Amendment. The Board may amend or terminate this LTIP at any time; provided, however, an amendment that would modify the material terms of the performance goals specified hereunder is not valid until the shareholders of the Company approve the amendment in a manner that satisfies the shareholder approval requirements of section 162(m) of the Code.

         6.6 Effective Date of LTIP. This LTIP shall be effective on July 1, 1999. Awards may be granted hereunder at any time after adoption of this LTIP by the Board, provided that such Awards shall not be effective until July 1, 1999, or such later date specified in the Award, and provided further that no compensation shall be paid under this LTIP until the shareholders of the Company approve this LTIP in a manner that satisfies section 162(m) of the Code. No Awards may be made under this LTIP after the first shareholders meeting that occurs in the fifth year following the year in which shareholders previously approved this LTIP unless shareholders reapprove this LTIP at such meeting.

                                    EXECUTION

         IN WITNESS WHEREOF, the undersigned officer has executed this LTIP effective as of ______________, 1999.

                                           JDN REALTY CORPORATION

                                           By:
                                                --------------------------------
                                           Its:
                                                --------------------------------

                                                                      Appendix D

                             JDN REALTY CORPORATION

                            1993 INCENTIVE STOCK PLAN








                          EFFECTIVE DECEMBER 17, 1993;
                              AMENDED AND RESTATED
                               _____________, 1999

                JDN REALTY CORPORATION 1993 INCENTIVE STOCK PLAN

                                    PREAMBLE

         WHEREAS, effective December 17, 1993, JDN Realty Corporation (the "Company") has established the JDN Realty Corporation 1993 Incentive Stock Plan (the "Plan") through which the Company may award options to purchase the common stock of the Company ("Stock") that qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code, as well as options that are not so qualified;

         WHEREAS, the Company desires to amend the Plan to, among other things, increase the maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards (as hereinafter defined) hereunder; and

         WHEREAS, the Company intends that this Plan as amended and restated and the awards granted hereunder will (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Internal Revenue Code, and (ii) conform to the provisions of Securities and Exchange Commission Rule 16b-3;

         NOW, THEREFORE, the Company hereby amends and restates the JDN Realty Corporation 1993 Incentive Stock Plan (the "Plan"):

                             ARTICLE I. DEFINITIONS

         1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

         1.3 Award. A right that is granted under the Plan to a Participant by the Company, including Options, Restricted Stock, and SARs.

         1.4 Board. The board of directors of the Company.

         1.5 Code. The Internal Revenue Code of 1986, as amended.

         1.6 Committee. A committee composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

         1.7 Company. JDN Realty Corporation and its successors.

         1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Award, if any, or accepts an election to exercise rights under an SAR.

         1.9 Exchange Act. The Securities Exchange Act of 1934, as amended.

         1.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

              (a) If the Stock is traded on the New York Stock Exchange or the American Stock Exchange, the closing price of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day.

              (b) If the Stock is not traded on the New York Stock Exchange or the American Stock Exchange, but is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

              (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock immediately preceding the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service.

              (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board. However, such determination shall not take into account any restriction on the stock, except for a restriction which by its terms will never lapse.

         1.11 Incentive Option. An Option that is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

         1.12 Nonqualified Option. An Option that is not an Incentive Option.

         1.13 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an

Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

         1.14 Participant. A Board member, employee, consultant or advisor of the Company or of an Affiliate who either satisfies the requirements of Article IV and is selected by the Committee to receive an Award, or receives an Award pursuant to grant specified in this Plan.

         1.15 Plan. The JDN Realty Corporation 1993 Incentive Stock Plan.

         1.16 Restricted Stock. A grant of Stock that is subject to restrictions on transfer and/or a risk of forfeiture by and to the Participant, as described in Section 4.6. Shares of Stock that are subject to any such restrictions or risks of forfeiture shall cease to be Restricted Stock at the time that such restrictions and risks of forfeiture lapse in accordance with the terms of the Agreement or the Plan.

         1.17 SAR. A right to receive compensation hereunder calculated by reference to the increase in the value of a certain number of shares of Stock from the date of an award, as described in Section 4.5. An SAR is an unfunded, unsecured promise of the Company to the Participant. Unless otherwise stated in an Agreement, or unless the Committee in its discretion honors the exercise of an SAR by issuing Stock, the holder of an SAR has no beneficial rights of Stock ownership or to receive shares of stock.

         1.18 Stock. The common stock of the Company.

         1.19 Ten Percent Shareholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                           ARTICLE II. PURPOSE OF PLAN

         The purpose of the Plan is to provide a performance incentive and to encourage Stock ownership by officers, directors, consultants and advisors of the Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ or directorship of the Company or of its Affiliates. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                           ARTICLE III. ADMINISTRATION

         3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

              (a)      Interpret all provisions of this Plan;

              (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

              (c)      Make amendments to all Agreements;

              (d)      Adopt, amend, and rescind rules for Plan administration;
                       and

              (e) Make all determinations it deems advisable for the administration of this Plan.

         3.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Award.

         3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

         4.1 Participation. The Committee may from time to time designate employees, consultants and advisors to whom Awards are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan. Such provisions may include, by way of example and not limitation, provisions for cash bonuses to be paid in combination with awards.

         4.2 Grant of Awards. An Award may be granted in combination with or in lieu of cash bonuses that are otherwise provided to Participants. An Award shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the Participant and the number of shares of Stock that are subject to the Award. Accordingly, an Award may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

         4.3 Limitations on Grants. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option. No person may receive Awards with respect to more than 1,000,000 shares of Stock (subject to increases and adjustments as provided in Article VIII) in any one-year period.

         4.4 Limitation on Incentive Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

         4.5 Stock Appreciation Rights. The Committee may grant an SAR to a Participant either in tandem with the grant of an Award, or as an award that is separate from any Award granted under the Plan. Subject to the terms of an Agreement, a Participant who receives an SAR shall have the right, upon written request, to surrender any exercisable Award, or portion thereof, in exchange for cash, whole shares of Stock, or a combination thereof, as determined by the Committee, with a value equal to the excess of the Fair Market Value, as of the date of such request, of one share of Stock over the Fair Market Value of the Stock on the Date of Grant (or such other value specified in the Agreement), multiplied by the number of shares covered by the SAR or portion thereof to be surrendered. In the case of any SAR which is granted in connection with an Incentive Option, such SAR shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the SAR or portion thereof to be surrendered. In the event of the exercise of any SAR granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Stock are actually issued in connection with the exercise of such SAR.

         4.6 Restricted Stock. An award of Restricted Stock to a Participant is a grant of Stock that is subject to forfeiture and/or restrictions on transfer that are identified in an Agreement. The Committee may grant Restricted Stock to a Participant as a part of a "deposit share," "performance award" or any other arrangement established by the Committee and specified in an Agreement. A Participant who receives Restricted Stock shall be treated as a shareholder of the Company for all purposes, except that the rights of the Participant may be limited under the terms of the Agreement. Unless otherwise specified in an Agreement, and until the date that restrictions on transfer and all risks of forfeiture lapse: (i) to the extent that the Company maintains a dividend reinvestment plan, or as determined in the discretion of the Committee, any dividends paid on Restricted Stock shall be reinvested in whole shares of Stock and shall be subject to the same restrictions and forfeiture provisions as the shares of Stock with respect to which such dividends were paid; (ii) any cash amounts paid as dividends on Restricted Stock that are not reinvested in Stock shall be held by the Company to the credit of the Participant without interest until the lapse of such restrictions and forfeiture provisions; and (iii) the Participant agrees by accepting an Award of Restricted Stock to designate the chief executive officer of the Company as his proxy with respect to such Restricted Stock (and shares acquired with dividends thereon) on all matters that are presented by the Company to shareholders for a vote.

                        ARTICLE V. STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the exercise of an Option or the grant of Restricted Stock, the Company shall deliver to the Participant authorized but unissued Stock.

         5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards is 3,988,043, subject to increases and adjustments as provided in Article VIII. The aggregate number of SARs that may be granted shall be determined by the Committee.

         5.3 Forfeitures. If any Award granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

                         ARTICLE VI. EXERCISE OF AWARDS

         6.1 Exercise Price. The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price of a Nonqualified Option, Restricted Stock or an SAR shall be the price determined by the Committee at the time that such Award is granted. If the exercise price of an Award is changed after the date it is granted, such change shall be deemed to be a termination of the existing Award and the issuance of a new Award.

         6.2 Right to Exercise. An Award shall be exercisable on the date of grant or on any other date established by the Committee or provided for in an Agreement, provided, however, that Awards granted to officers or directors subject to section 16 of the Exchange Act shall not be exercisable, and restrictions on Restricted Stock shall not lapse, until at least six months after the Award is granted. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate or within the periods that may be specified in the Agreement after termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

         6.3 Maximum Exercise Period. The maximum period in which an Award may be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder) from the date it was granted. The terms of any Award may provide that it is exercisable for a shorter period. All Incentive Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

         6.4 Transferability. Generally, any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. However, a

Nonqualified Option, an SAR, or Restricted Stock granted under this Plan may be transferable to the extent provided in the Agreement. Provided, further, that no right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         6.5 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment; provided, however, that if the period treated as employment with respect to an Incentive Option exceeds 90 days, such Option shall be deemed a Nonqualified Option.

                         ARTICLE VII. METHOD OF EXERCISE

         7.1 Exercise. An Award granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Award may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

         7.2 Payment. Unless otherwise provided by the Agreement, payment of the Award price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Award, other consideration acceptable to the Committee, or a combination thereof.

         7.3 Federal Withholding Tax Requirements. Upon exercise of a Nonqualified Option, Restricted Stock, or an SAR by a Participant who is an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

         7.4 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options or SARs prior to the Date of Exercise of such Award. No Participant shall acquire rights as a stockholder through the grant or exercise of an SAR, except to the extent which the Committee, in its sole discretion, issues Stock to the Participant as payment upon the exercise of the SAR. A Participant's rights as a shareholder with respect to Restricted Stock shall be determined as provided in Section 4.6.

         7.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Awards hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Award hereunder, or is granted Restricted Stock, and executes any applicable shareholder agreement or agreement described in Section
9.2 that the Company requires at the time of exercise.

                 ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

         8.1 Adjustments to Shares. The maximum number of shares of stock with respect to which Awards hereunder may be granted and which are the subject of outstanding Awards, and the exercise price thereof, shall be adjusted as the Committee determines in its sole discretion to be appropriate, in the event that:

              (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

              (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

              (c) there occurs any other event which in the judgment of the Committee necessitates such action;

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Sections 4.3 and 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

         8.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

         8.3 Effect of Certain Transactions. Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity (even though it may survive as a subsidiary corporation), any Award granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Awards in whole or in part, and all restrictions on Restricted Stock shall lapse, whether or not the vesting requirements set forth in any Agreement have been satisfied, unless the Committee elects to convert all Awards hereunder into stock incentive awards of an acquiring corporation. Provided, however, that, notwithstanding the foregoing, a portion of the acceleration of exercisability of Awards shall not occur with respect to any holder to the extent that such portion of acceleration would cause the Participant or holder of such Award to be liable for the payment of taxes pursuant to section 4999 of the Code. If the Committee so elects to convert the Awards, the amount and price of such converted options shall be determined by adjusting the amount and price of the Awards granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization, and the vesting schedule set forth in the Agreement shall continue to apply to the converted options.

         8.4 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

         8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Award. Any amounts tendered in the exercise of an Award remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

             ARTICLE IX. COMPLIANCE WITH LAW AND REGULATORY APPROVAL

         9.1 General. No Award shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Award is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Award shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

         9.2 Representations by Participants. As a condition to the exercise of an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 9.1. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                          ARTICLE X. GENERAL PROVISIONS

         10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         10.4 Governing Law. The internal laws of the State of Maryland shall apply to all matters arising under this Plan, except to the extent that Maryland law is preempted by federal law.

         10.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to liability under section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         10.6 Amendment; Termination. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve, in general meeting:

              (a) 12 months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options or changes the employees (or class of employees) eligible to receive Incentive Options;

              (b) before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under the Plan or the maximum number of shares with respect to which any individual may receive options in any calendar year, except pursuant to Article VIII; and

              (c) before the effective date thereof, any amendment that increases the period during which Awards may be granted or exercised.

Generally, shareholder approval shall not be required for minor amendments to the Plan pursuant to Section 3.1 hereof intended to benefit the administration of the Plan, for amendments necessitated by changes in legislation or administrative rules governing the Plan, or for amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of the Plan for future Participants.

         10.7 Duration of Incentive Options. This Plan shall continue until it is terminated by the Board pursuant to Section 10.6. However, no Incentive Option may be granted under this Plan with respect to the additional shares of Stock that are reserved for grant effective ____________, 1999, pursuant to
Section 5.2, after ____________, 2009, which is 10 years after the date that this amendment and restatement of the Plan is adopted by the Board. Incentive Options granted before ____________, 1999 shall remain valid in accordance with their terms.

         10.8 Effective Date of Plan. This Plan was originally effective December 17, 1993, and was approved by the shareholders of the Company thereafter. This amendment and restatement of the Plan shall be effective on the date of its adoption by the Board. Awards may be granted hereunder at any time after the adoption of this or any other amendment to the Plan which increases the number of shares of Stock available for Awards; provided, however, that the effectiveness of an amendment to this Plan will be retroactively revoked if it is not approved by the shareholders of the Company in a manner that satisfies Treasury Regulation Section 1.422-5 within 12 months of the date of adoption by the Board. All Awards granted under the Plan after the effective date of an amendment that increases the number of shares of Stock available for grant under the Plan will become void immediately following the 12-month anniversary of the date of its adoption by the Board if approval by shareholders has not yet been obtained, except to the extent that shares of Stock were available for such Awards prior to the Board's adoption of such amendment.

                                                                      APPENDIX E


                                   PROXY CARD

                             JDN REALTY CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints J. Donald Nichols and William J. Kerley, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of JDN Realty Corporation, to be held on Wednesday, May 19, 1999, at 9:00 a.m. (Atlanta Time) at the Grand Hyatt Atlanta, Atlanta, Georgia 30305, and at any adjournment thereof.

    In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

    THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL VOTE (1) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW, (2) FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE JDN REALTY CORPORATION 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, (3) FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE JDN REALTY CORPORATION 1995 EMPLOYEE STOCK PURCHASE PLAN, (4) FOR THE ADOPTION OF THE JDN REALTY CORPORATION LONG-TERM INCENTIVE PLAN, (5) FOR THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE JDN REALTY CORPORATION 1993 INCENTIVE STOCK PLAN, (6) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE COMPANY'S 1999 FISCAL YEAR, AND (7) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

1.  Election of Class II Directors.    Nominees: Elizabeth L. Nichols, Haywood
    D. Cochrane, Jr.

            [ ] FOR nominees               [ ] AGAINST                   [ ] WITHHOLD AUTHORITY
             listed (except withheld       nominees listed               to vote for any individual nominee. Write name
             to the contrary)                                            of nominee here:
                                                                                          ------------------------------

2. Approval of the amendment and restatement of the JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan.

   [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

3.  Approval of the amendment and restatement of the JDN Realty
    Corporation 1995 Employee Stock Purchase Plan.

   [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

4.  Adoption of the JDN Realty Corporation Long-Term Incentive Plan.

   [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

5. Approval of the amendment to increase the number of shares reserved for issuance under the JDN Realty Corporation 1993 Incentive Stock Plan.

   [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

6. Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the Company's 1999 fiscal year.

   [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN
                                                Dated:                    , 1999
                                                      --------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature if held jointly

                                                IMPORTANT: Please sign exactly
                                                as your name or names appear on
                                                this proxy and mail promptly in
                                                the enclosed envelope. If you
                                                sign as agent or in any other
                                                capacity, please state the
                                                capacity in which you sign.